Exhibit 10.1 MEMBERSHIP INTEREST PURCHASE AGREEMENT by and among MEDLEY CAPITAL CORPORATION, GREAT AMERICAN LIFE INSURANCE COMPANY, MCC SENIOR LOAN STRATEGY JV I LLC and GEMS FUND 5, L.P. ___________________ DATED AS OF OCTOBER 8, 2020

TABLE OF CONTENTS Page ARTICLE I PURCHASE AND SALE. ...........................................................................................1 1.1 Purchase and Sale; Purchase Price. ......................................................................... 1 1.2 True Sale ................................................................................................................. 2 1.3 Withholding ............................................................................................................ 2 ARTICLE II CLOSING; CLOSING DELIVERIES .......................................................................2 2.1 Closing .................................................................................................................... 2 2.2 Closing Deliveries. At the Closing, ........................................................................ 2 2.3 Allocation of Purchase Price; Tax Matters. ............................................................ 4 ARTICLE III REPRESENTATIONS AND WARRANTIES REGARDING THE SELLERS .........................................................................................................................................7 3.1 Corporate Organization of Medley. ........................................................................ 7 3.2 Authority; No Violation .......................................................................................... 8 3.3 Consents and Approvals. ........................................................................................ 8 3.4 Title to Membership Interests ................................................................................. 9 3.5 Solvency .................................................................................................................. 9 3.6 Independent Investigation ....................................................................................... 9 3.7 Representations of GALIC ..................................................................................... 9 ARTICLE IV REPRESENTATIONS AND WARRANTIES REGARDING THE ACQUIRED COMPANIES ...........................................................................................................10 4.1 Organization of the Company; Subsidiaries. ........................................................ 10 4.2 Capitalization ........................................................................................................ 11 4.3 Authority; No Violation ........................................................................................ 12 4.4 Consents and Approvals. ...................................................................................... 12 4.5 Financial Statements; Undisclosed Liabilities. ..................................................... 13 4.6 Broker’s Fees ........................................................................................................ 14 4.7 Absence of Certain Changes or Events. ................................................................ 14 4.8 Legal Proceedings ................................................................................................. 15 4.9 Company Loans .................................................................................................... 15 4.10 Company-Owned Equity Interests ........................................................................ 16 4.11 Company Assets; Title to Assets. ......................................................................... 16 4.12 Compliance with Applicable Law. ....................................................................... 17 4.13 Books and Records; Officers and Managers; Bank Accounts .............................. 18 i

4.14 Taxes ..................................................................................................................... 18 4.15 No Change of Control Payments .......................................................................... 20 4.16 Disclaimers ........................................................................................................... 20 ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER ...................................21 5.1 Corporate Organization ......................................................................................... 21 5.2 Authority; No Violation ........................................................................................ 21 5.3 Consents and Approvals ....................................................................................... 22 5.4 Broker’s Fees ........................................................................................................ 22 5.5 No Arrangements with Management or Stockholders .......................................... 22 5.6 Status of Buyer ...................................................................................................... 22 5.7 Investigation .......................................................................................................... 22 ARTICLE VI ADDITIONAL AGREEMENTS ............................................................................23 6.1 Additional Agreements ......................................................................................... 23 6.2 Further Assurances................................................................................................ 23 6.3 Confidentiality. ..................................................................................................... 23 6.4 Waiver ................................................................................................................... 24 ARTICLE VII INDEMNITY ........................................................................................................24 7.1 Survival ................................................................................................................. 24 7.2 Indemnification ..................................................................................................... 25 7.3 Defense of Claims ................................................................................................. 26 7.4 Adjustment ............................................................................................................ 27 7.5 Limitations ............................................................................................................ 27 7.6 Waiver ................................................................................................................... 29 ARTICLE VIII DEFINED TERMS ..............................................................................................29 ARTICLE IX GENERAL PROVISIONS .....................................................................................38 9.1 Expenses ............................................................................................................... 38 9.2 Notices .................................................................................................................. 38 9.3 Interpretation ......................................................................................................... 39 9.4 Counterparts; Delivery by Facsimile or PDF........................................................ 40 9.5 Entire Agreement .................................................................................................. 40 9.6 Governing Law; Jurisdiction................................................................................. 40 9.7 Waiver of Jury Trial .............................................................................................. 41 9.8 Publicity ................................................................................................................ 41 9.9 Assignment; Third Party Beneficiaries ................................................................. 41 9.10 Remedies. .............................................................................................................. 41 ii

9.11 Amendments; Waivers .......................................................................................... 42 9.12 Severability ........................................................................................................... 42 9.13 Schedules .............................................................................................................. 42 9.14 Representation by Counsel ................................................................................... 42 EXHIBITS Exhibit A Purchase Price Calculation Exhibit B Form of Purchase Price Certificate Exhibit C Form of Membership Interest Assignment Exhibit D Form of Resignation Letter Exhibit E Payoff Letter APPENDIX Appendix A Payment Information and Pro Rata Portion iii

MEMBERSHIP INTEREST PURCHASE AGREEMENT This MEMBERSHIP INTEREST PURCHASE AGREEMENT , dated as of October 8, 2020 (this “ Agreement ”), is entered into by and among Medley Capital Corporation, a Delaware corporation (“ Medley ”), Great American Life Insurance Company, an Ohio corporation (“ GALIC ”) (Medley and GALIC, each, a “ Seller ” and collectively, the “ Sellers ”), MCC Senior Loan Strategy JV I LLC, a Delaware limited liability company (the “ Company ”), and GEMS Fund 5, L.P., a Delaware limited partnership (“ Buyer ”). RECITALS: WHEREAS , Sellers collectively own all of the issued and outstanding membership interests (the “ Membership Interests ”) in the Company; WHEREAS , Medley owns 87.5% of the Membership Interests in the Company (the “Medley Interests ”) and GALIC owns 12.5% of the Membership Interests in the Company (the “GALIC Interests ”); WHEREAS , Sellers wish to sell to Buyer, and Buyer wishes to purchase from Sellers, the Membership Interests, subject to the terms and conditions set forth herein; and NOW, THEREFORE , in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows: ARTICLE I PURCHASE AND SALE. 1.1 Purchase and Sale; Purchase Price. (a) Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, at the Closing, each Seller shall sell to Buyer, and Buyer shall purchase from each Seller, all of each Seller’s right, title and interest in and to its Membership Interests, free and clear of all Liens, for the consideration specified in Section 1.1(b), as apportioned among the Sellers as set forth on Appendix A hereto (such portion is hereinafter referred to as each Seller’s “Pro Rata Portion ”) and as described in Section 1.1(c). (b) Purchase Price. The aggregate consideration for the Membership Interests shall be an amount in cash equal to $ 145,317,978.54 (the “ Purchase Price ”), which consists of the components set forth in, and has been calculated in accordance with, Exhibit A hereto. As of the Closing, a certificate, in the form attached hereto as Exhibit B, executed by the Chief Financial Officer of Medley (the “ Purchase Price Certificate ”) has been delivered to Buyer, certifying that Medley’s calculation of the Purchase Price is in accordance with the terms of this Agreement, including the calculations set forth on Exhibit A hereto, together with reasonable supporting documentation for each such calculation. 7

(c) Closing Payments. The following payments shall be made by Buyer at the Closing: (i) The Buyer shall pay to each Seller an amount equal to such Seller’s Pro Rata Portion of the Purchase Price as set forth on Appendix A in cash by wire transfer of immediately available funds to the account designated by such Seller on Appendix A; and (ii) The Buyer shall repay, or cause to be repaid, on behalf of the Acquired Companies, all amounts necessary to discharge the DB Credit Facility by wire transfer of immediately available funds in accordance with the Payoff Letter. 1.2 True Sale. The parties hereto expressly intend that the purchase and sale transaction contemplated by this Agreement shall constitute an absolute conveyance of the Membership Interests to Buyer without recourse. In furtherance of the foregoing, at the Closing, Sellers shall update their respective books and records to reflect the fact that the Membership Interests have been sold and that Sellers no longer retain any ownership interest therein. 1.3 Withholding. Buyer and any other applicable withholding agent will be entitled to deduct and withhold from any amounts payable pursuant to this Agreement (and any other agreement entered into in connection with the Contemplated Transactions) any withholding Taxes or other amounts required under the Code or any Applicable Law to be deducted and withheld. To the extent any such amounts are so deducted and withheld and properly paid over to the appropriate Governmental Entity or other appropriate Person, such amounts will be treated for all purposes of this Agreement (and any other agreement entered into in connection with the Contemplated Transactions) as having been paid to the Sellers or any other Person in respect of which such deduction and withholding was made. ARTICLE II CLOSING; CLOSING DELIVERIES 2.1 Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Contemplated Transactions (the “Closing ”) shall take place remotely via the electronic or other exchange of documents and signature pages on the date hereof (the “ Closing Date ”) simultaneously with the execution of this Agreement by the parties hereto. At the Closing, the parties hereto shall execute and deliver the items referred to in Section 2.2. 2.2 Closing Deliveries. At the Closing, (a) Medley shall deliver to Buyer the following: (i) an instrument of assignment in the form of Exhibit C hereto (each, a “ Membership Interest Assignment ”) executed by Medley with respect to the Medley Interests; (ii) all authorizations, consents, filings, approvals and Permits necessary to permit the Sellers to perform the transactions contemplated by the Transaction Documents, including any Consents, in each case, in form and substance reasonably satisfactory to Buyer; 2

(iii) evidence that all authorized signatories on accounts, lockboxes and other depositories of funds of the Acquired Companies are only Persons designated by Buyer; (iv) a certificate executed by a duly authorized officer of Medley, reasonably satisfactory to Buyer, dated as of the Closing Date, certifying that attached thereto are true and complete copies of (i) the resolutions of the board of directors of Medley and the members of the Company authorizing the execution, delivery and performance of the Transaction Documents to which Medley and the Company are a party and the consummation of the Contemplated Transactions, (ii) a certificate of good standing (or equivalent document) for the Acquired Companies issued by the applicable secretary of state of its jurisdiction or organization as of a recent date, (iii) a copy of the certificate of formation (or equivalent document) of the Acquired Companies, certified by the secretary of state of its jurisdiction of organization, and (iv) a copy of the operating agreement (or equivalent document) of the Acquired Companies, in each case, as amended to date; (v) written resignations in the form of Exhibit D of each manager, officer, and member of the board of directors or managers of the Acquired Companies, effective from and after the Closing Date; (vi) a duly completed and executed Form W-9; (vii) evidence reasonably satisfactory to Buyer of the termination of all Indebtedness of the Acquired Companies and of the termination and release of all Liens on any assets of the Acquired Companies or the Membership Interests and of the termination of any UCC financing statements, including the payoff letter attached as Exhibit E (the “Payoff Letter”), which evidences the payoff and termination of all Indebtedness of the Acquired Companies with respect to the DB Credit Facility; (viii) written evidence, in form and substance reasonably satisfactory to Buyer, of the termination of that certain Administrative Services Agreement, dated as of March 27, 2015, by and between Medley Capital LLC, a Delaware limited liability company and the Company, including a waiver of the sixty (60) day written notice requirement set forth in Section 7 therein; (ix) the Purchase Price Certificate; and (x) such other documents as may be reasonably required to effect the intentions of the parties, executed by Medley and/or the Company. (b) GALIC shall deliver to Buyer the following: (i) a Membership Interest Assignment executed by GALIC with respect to the GALIC Interests; and (ii) a duly completed and executed Form W-9. (c) Buyer or, without relieving Buyer of its obligations under this Agreement, its Affiliated designees, shall deliver to the Sellers: 3

(i) the Purchase Price payable to the Sellers in accordance with Appendix A to the accounts set forth therein; and (ii) such other documents as may be reasonably required to effect the intentions of the parties, executed by Buyer. 2.3 Allocation of Purchase Price; Tax Matters. (a) Allocation of Purchase Price. (i) The parties hereto shall allocate the Purchase Price (and any other amount or item treated as consideration for U.S. federal income Tax purposes) in accordance with the rules under Section 1060 of the Code and the Treasury Regulations promulgated thereunder, as applicable, pursuant to an allocation schedule (an “ Allocation Schedule ”) to be prepared by Buyer. Buyer shall prepare and deliver to Sellers an initial Allocation Schedule within thirty (30) days after the Closing Date. (ii) If, within twenty (20) days following the delivery of the initial Allocation Schedule, neither Seller notifies Buyer of its disagreement with the Allocation Schedule, the Allocation Schedule shall be final and binding on all parties. If, within such twenty (20)-day period, either Seller notifies Buyer, in writing, that it disputes any item reflected in the initial Allocation Schedule, Buyer and the Sellers shall use commercially reasonable efforts to settle the dispute with respect to such comments promptly. If Buyer and Sellers have not resolved such dispute within thirty (30) days of Buyer’s receipt of such Seller’s comments, Buyer and Sellers shall jointly retain an Independent Accountant to resolve disputed items in accordance with this Agreement and, absent fraud or manifest error, any determination by the Independent Accountant shall be final and binding on the parties. The costs, fees and expenses of the Independent Accountant shall be borne equally by each Seller asserting a dispute and Buyer or by Medley and Buyer in the case of any dispute asserted by Buyer. Buyer and Sellers hereby covenant and agree to (i) be bound by the final Allocation Schedule for all income Tax purposes, (ii) prepare and file all Tax Returns on a basis consistent with the final Allocation Schedule and (iii) not take any position on any Tax Return, before any Governmental Entity charged with the collection of any Tax, or in any judicial Proceeding that is in any way inconsistent with the terms of the final Allocation Schedule unless required to do so by Applicable Law. (iii) If any indemnification payment is made pursuant to this Agreement or any other adjustment to the Purchase Price for U.S. federal income tax purposes occurs, Buyer shall promptly revise the final Allocation Schedule to take into account such payment or adjustment in a manner consistent with the principles of Section 1060 of the Code and the regulations thereunder (and any corresponding provision of state, local or foreign Tax Law, as appropriate). (b) Tax Returns. Medley shall prepare, or cause to be prepared, all income Tax Returns required to be filed by the Acquired Companies after the Closing Date with respect to a Pre-Closing Tax Period (each, a “ Seller Prepared Tax Return ”). Buyer shall prepare, or cause to be prepared, all other Tax Returns required to be filed by the Acquired Companies after 4 the Closing Date with respect to a Pre-Closing Tax Period (each, a “ Buyer Prepared Tax Return ”). All Tax Returns prepared pursuant to this Section 2.3(b) shall be prepared in a manner consistent with past practice unless otherwise required by Applicable Law or this Agreement. The Sellers and Buyer agree that the methodology set forth in Section 2.3(c) will, where applicable, be used for preparing all Tax Returns for Straddle Periods. The preparing party shall deliver any such Tax Return to each non-preparing party for its review and comment (together with schedules, statements and supporting documentation) at least thirty (30) days prior to the due date (including extensions) of such Tax Return (or, if any such Tax Return is due within thirty (30) days of the Closing Date, as soon as reasonably practicable following the Closing Date to permit the non-preparing party a reasonable period of time to review). If a non-preparing party objects to any item on any such Tax Return, such non-preparing party shall, within ten (10) days after delivery of such Tax Return, notify the preparing party, in writing, that it so objects. With respect to a Seller Prepared Tax Return, Sellers shall consider in good faith any objections raised by Buyer within ten (10) days after delivery of such Tax Return to Buyer; provided, however, to the extent that (i) such Seller Prepared Tax Return is not prepared in a manner consistent with past practice (unless otherwise required by Applicable Law or this Agreement) and (ii) any item on such Seller Prepared Tax Return or any Tax position taken with respect to such Seller Prepared Tax Return is reasonably expected to prejudice Buyer’s Tax position in respect of any Post-Closing Tax Period, the parties agree to resolve any such dispute in accordance with the procedure set forth in this Section 2.3(b). With respect to a Buyer Prepared Tax Return and a Seller Prepared Tax Return that is under dispute pursuant to the immediately foregoing proviso, (A) if a notice of objection shall be duly delivered, Buyer and the Sellers shall negotiate in good faith and use their reasonable best efforts to resolve such items and (B) if Buyer and the Sellers are unable to reach such agreement within ten (10) days after receipt of such notice, the disputed items shall be resolved by the Independent Accountant in accordance with Section 2.3(a)(ii). The Sellers shall pay to Buyer an amount equal to any Taxes shown to be due and payable on any Tax Return prepared pursuant to this Section 2.3(b) for any Straddle Period, to the extent of the amount that is allocated to the Pre-Closing Tax Period as determined pursuant to Section 2.3(c) upon the later of (x) two (2) days before the due date (taking into account extensions) for the payment of any such Tax and (y) two (2) days following the date upon which the Independent Accountant resolves all applicable disputes with respect thereto. The preparation and filing of any Tax Return of the Acquired Companies that does not relate to a Pre-Closing Tax Period shall be exclusively within the control of Buyer. (c) Straddle Period. In the case of Taxes that are payable with respect to a Straddle Period, the portion of any such Taxes that are treated as Pre-Closing Taxes for purposes of this Agreement shall be: (i) in the case of Taxes (A) based upon, or related to, income, receipts, profits, wages, capital or net worth; (B) imposed in connection with the sale, transfer or assignment of property or (C) required to be withheld, deemed equal to the amount which would be payable if the Tax year ended with the Closing Date, provided that exemptions, allowances or deductions that are calculated on an annual basis (including, but not limited to, depreciation and amortization deductions) shall be allocated between the period ending on the Closing Date and the period after the Closing Date in proportion to the number of days in each period; and 5

(ii) in the case of Taxes other than those specified under clause (i) above, deemed to be the amount of such Taxes for the entire period multiplied by a fraction the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire period. (d) Cooperation on Tax Matters. Buyer, the Acquired Companies and the Sellers shall use commercially reasonable efforts to cooperate, as and to the extent reasonably requested by each other, in connection with the preparation and filing of Tax Returns pursuant to this Agreement and any action with respect to Taxes related to Tax periods beginning before the Closing Date. Such cooperation shall include the retention and (upon any other party’s request) the provision of records and information that are reasonably relevant to any such Tax Return preparation and any such action, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. (e) Tax Contests. Buyer agrees to give written notice to the Sellers of the receipt of any written notice by any Acquired Company or Buyer which involves the assertion of any claim, or the commencement of any action, relating to Taxes, in respect of which an indemnity may be sought by a Buyer Indemnified Party pursuant to Article VII (a “Tax Claim”), as promptly as is reasonably practicable but in any event no later than ten (10) Business Days after receiving the written notice of such Tax Claim. Failure to provide timely notice to the Sellers pursuant to this Section 2.3(e) shall not affect Buyer Indemnified Parties’ right to indemnification hereunder, except to the extent the Sellers are actually prejudiced by such failure. Either of the Sellers, at its election, may control the conduct of such Tax Claim (at the cost of the Sellers); provided, however, that (i) the contest or resolution of any underlying issue of such Tax Claim would not reasonably be expected to have a material and adverse effect on Buyer for any subsequent Tax periods, in which case Buyer (or its agent) shall be entitled to participate in the defense of such Tax Claim and to employ counsel of its choice for such purpose, the fees and expenses of which separate counsel shall be borne solely by Buyer; and (ii) the Sellers shall provide Buyer with a timely and reasonably detailed account of each stage of a Tax Claim in which Buyer does not participate, and obtain the prior written consent of Buyer (which consent shall not be unreasonably conditioned, withheld or delayed) before entering into any settlement of a Tax Claim or ceasing to defend such Tax Claim. In the event (i) that neither Seller elects to control, or (ii) of any action relating to Taxes that would reasonably be expected not to give rise to a Tax Claim, the conduct of any such Tax Claim or action relating to Taxes, as applicable, shall be exclusively within the control of Buyer. (f) Transfer Taxes. All Transfer Taxes shall be paid when due fifty percent (50%) by the Sellers and fifty percent (50%) by Buyer. The expense of filing all necessary Tax Returns and other documentation with respect to all such Transfer Taxes shall be similarly borne fifty percent (50%) by Buyer and fifty percent (50%) by the Sellers. Buyer shall file all necessary Tax Returns and other documentation with respect to Transfer Taxes (except to the extent such Tax Returns are required by Applicable Law to be filed by the Sellers), and the Sellers agree to cooperate with Buyer in the filing of any such Tax Returns, including promptly supplying any information in their possession that is reasonably necessary to complete such returns. The parties shall cooperate in good faith to minimize the amount of any such Transfer Taxes to the fullest extent possible under Applicable Laws. 6

(g) Tax Characterization. The parties agree that (i) the sale of the Membership Interests shall, for U.S. federal, state, and local income Tax purposes, be treated as a purchase and sale of the Membership Interests described in Situation 2 of IRS Revenue Ruling 99-6, 1999-1 C.B. 432, and will be treated from the perspective of the Sellers as a sale of the Membership Interests and from Buyer’s perspective as an asset acquisition, and (ii) the Company will terminate for purposes of Section 708 of the Code as a result of the transactions contemplated by this Agreement. The parties agree to file (and to cause their respective Affiliates to file) their U.S. federal income Tax Returns (and state, local or foreign income Tax Returns where applicable) in all respects and for all purposes consistent with such intended treatment, unless otherwise required by Applicable Law. The parties further agree not to take (and to cause their respective Affiliates not to take) any position, whether in any Tax Return, audit, examination, claim, adjustment, litigation or other Proceeding or action with respect to U.S. federal income Tax (and state, local or foreign income Tax where applicable), which is inconsistent with such intended treatment, unless otherwise required by Applicable Law. (h) Post-Closing Returns and Elections. Without the prior written consent of Buyer, and subject to Section 2.3(g), unless otherwise required by Applicable Law, the Sellers (and, prior to the Closing, the Company, its Affiliates and their respective Representatives) shall not, to the extent it may affect any Acquired Company, make, change or rescind any Tax election, change or adopt any annual Tax accounting period, change or adopt any method of Tax accounting, file any amended Tax Return or take any position on any Tax Return, file any voluntary disclosure agreement with any Tax authority, enter into any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law), settle or compromise any action relating to Taxes, surrender any right to a refund of Taxes or waive or extend the statute of limitations with respect to any Tax or Tax Return or take any action, or enter into any other transaction, in each case that would have the effect of increasing the Tax Liability of Buyer or the Acquired Companies in respect of any Post-Closing Tax Period. (i) Tax Refunds. Any refunds of Taxes of any of the Acquired Companies with respect to any Pre-Closing Tax Period shall be for the account of the Sellers, and Buyer shall pay over to Sellers any such refunds within twenty (20) Business Days after receipt thereof. ARTICLE III REPRESENTATIONS AND WARRANTIES REGARDING THE SELLERS Except as disclosed in the Seller Disclosure Schedule, (a) with respect to Sections 3.1 through 3.6, Medley, solely as to itself and not as to any other Seller, and (b) with respect to Section 3.7, GALIC, solely as to itself and not as to any other Seller, represents and warrants to Buyer as follows: 3.1 Corporate Organization of Medley. (a) Medley is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation. Medley has all requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted. 7

(b) Medley is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on Medley. (c) Medley is not in material default under or in material violation of any provision of its Organizational Document. 3.2 Authority; No Violation. (a) Medley has full corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to consummate the Contemplated Transactions. The execution and delivery of the Transaction Documents to which it is a party and the consummation of the Contemplated Transactions have been duly and validly authorized and approved by the board of directors of Medley. No other corporate proceedings on the part of Medley are necessary to approve the Contemplated Transactions. This Agreement has been duly and validly executed and delivered by Medley and (assuming due authorization, execution and delivery by Buyer) constitutes the valid and binding obligation of Medley, enforceable against Medley in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Enforceability Exception ”). (b) Neither the execution and delivery of any Transaction Document by Medley nor the consummation by Medley of the Contemplated Transactions, nor compliance by Medley with any of the terms or provisions of the Transaction Documents to which it is a party, will (i) violate or conflict with any provision of the Organizational Documents of Medley, or (ii) except as would not, individually or in the aggregate, be reasonably expected to be material to Medley (A) violate any Applicable Law or Order applicable to Medley or any of its Subsidiaries, properties or assets, or (B) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation or imposition of any Lien upon any of the properties or assets of Medley or any of its Subsidiaries under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, franchise, agreement or other Contract, instrument or obligation to which Medley or any of their respective Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound. 3.3 Consents and Approvals. (a) No consents, qualifications, license, order, authorizations, approvals, or exemptions from, or notices to, or filings or registrations with, any Governmental Entity are necessary in connection with the execution and delivery by Medley of the Transaction Documents to which it is a party or the consummation by Medley of the Contemplated Transactions except for those that have been obtained as of the Closing Date. 8

(b) No consents or approvals of, or notices to, any Person (other than a Governmental Entity) are necessary in connection with the execution and delivery by Medley of any Transaction Document to which it is a party or the consummation by Medley of the Contemplated Transactions except for those that have been obtained as of the Closing Date. 3.4 Title to Membership Interests. Medley owns, beneficially and of record, the Medley Interests, free and clear of any Lien (other than as provided in the Organizational Documents of the Company provided to Buyer prior to the date hereof). Upon transfer of the Medley Interests to Buyer at the Closing, good and valid title to the Medley Interests will pass to Buyer, free and clear of any Liens. 3.5 Solvency. Medley and each of its Subsidiaries is Solvent immediately prior to the Closing and, after giving effect to the Contemplated Transactions, immediately after the Closing will be Solvent. No transfer of property is being made and no obligation is being incurred in connection with the Contemplated Transactions with the intent to hinder, delay or defraud either present or future creditors of Medley or any of its Subsidiaries. 3.6 Independent Investigation. Medley acknowledges and agrees that in making its decision to enter into this Agreement and the consummate the Contemplated Transactions, Medley has relied solely upon its own investigation, review and analysis, and except for the representations and warranties of Buyer in Article V and the Transaction Documents, none of Buyer or its respective Representatives makes any representation or warranty, either express or implied. 3.7 Representations of GALIC. GALIC is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation. GALIC has full corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to consummate the Contemplated Transactions. The execution and delivery of the Transaction Documents to which it is a party and the consummation of the Contemplated Transactions have been duly and validly authorized and approved by the board of directors of GALIC. GALIC owns, beneficially and of record, the GALIC Interests, free and clear of any Lien (other than as provided in the Organizational Documents of the Company provided to Buyer prior to the date hereof). Upon transfer of the GALIC Interests to Buyer at the Closing, good and valid title to the GALIC Interests will pass to Buyer, free and clear of any Liens. 9

ARTICLE IV REPRESENTATIONS AND WARRANTIES REGARDING THE ACQUIRED COMPANIES Except as disclosed in the Seller Disclosure Schedule, Medley hereby represents and warrants to Buyer as follows: 4.1 Organization of the Company; Subsidiaries. (a) The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite limited liability company power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted. (b) The Company is duly licensed or qualified to do business as a foreign limited liability company and is in good standing (where such concept is recognized) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on the Company. (c) True, complete and correct copies of the Organizational Documents of the Company have previously been made available to Buyer, and the Company is not in default under or in violation of any provision of its Organizational Documents. (d) The Company does not own, or has never owned, any Subsidiaries other than (i) MCC JV SPV Funding I LLC, a Delaware limited liability company and direct Subsidiary of the Company (“ MCC SPV ”), and (ii) MCC JV Investment Holdings LLC, a Delaware limited liability company and direct Subsidiary of MCC SPV (“ MCC Holdings ”). Except as set forth in the foregoing sentence, neither MCC Holdings nor MCC SPV owns, or has ever owned, any Subsidiaries. 100% of the issued and outstanding Equity Interests of MCC SPV are owned by the Company free and clear of any Liens and 100% of the issued and outstanding Equity Interests of MCC Holdings are owned by MCC SPV free and clear of any Liens, other than Liens granted under the DB Credit Facility and released immediately prior to the Closing. Each of MCC Holdings and MCC SPV (i) is duly organized and validly existing and in good standing under the laws of the State of Delaware, (ii) has the requisite limited liability company or other organizational power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business and is in good standing (where such concept is recognized) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on the Acquired Companies. True, complete and correct copies of the Organizational Documents of MCC Holdings and MCC SPV have previously been made available to Buyer, and neither MCC Holdings nor MCC SPV is in default under or in violation of any provision of its Organizational Documents. 10

4.2 Capitalization. (a) The Medley Interests constitute 87.5% of the issued and outstanding Equity Interests of the Company and, assuming the accuracy of the representation of GALIC in Section 3.7, the GALIC Interests constitute 12.5% of the issued and outstanding Equity Interests of the Company, in each case, as of but before giving effect to the Closing. All such Equity Interests (i) have been duly authorized and validly issued, (ii) were not issued in violation of any preemptive or other similar rights, (iii) were not issued in violation of the Organizational Documents of the Company or any other Contract to which a Seller or the Company is a party, and (iv) were issued in compliance with all Applicable Laws. None of the Membership Interests is represented by certificates. (b) All of the Equity Interests of MCC Holdings and MCC SPV (i) have been duly authorized and validly issued, (ii) were not issued in violation of any preemptive or other similar rights, (iii) were not issued in violation of the Organizational Documents of such entity or any other Contract to which an Acquired Company is a party, and (iv) were issued in compliance with all Applicable Laws. None of the Equity Interests of MCC Holdings and MCC SPV is represented by certificates. (c) Except as set forth in Sections 4.2(a) and (b), there are no issued and outstanding (i) Equity Interests in the Acquired Companies, (ii) securities, bonds, debentures or Indebtedness of an Acquired Company convertible into or exercisable or exchangeable for Equity Interests in an Acquired Company, (iii) options, warrants or other rights or agreements, commitments or understandings of any kind to acquire from an Acquired Company, or other obligations of Sellers or the Acquired Companies to issue, transfer, sell, repurchase or redeem any Equity Interests of or in an Acquired Company, (iv) voting trusts, proxies or other similar agreements or understandings to which Sellers, an Acquired Company is a party or by which Sellers, an Acquired Company is bound with respect to the voting of any Equity Interests in an Acquired Company, or (v) contractual obligations or commitments of any character restricting the transfer of, or requiring the registration for sale of, any Equity Interests in an Acquired Company, except, in the case of the foregoing clauses (iv) and (v), as set forth in the Organizational Documents of the Company. There are no outstanding obligations of an Acquired Company to repurchase, redeem or otherwise acquire any Equity Interests of an Acquired Company. (d) No Acquired Company is a guarantor for any Liability or obligation (including Indebtedness) of any other Person and no asset of any Acquired Company is subject to any Lien in respect therefor. None of the Acquired Companies has any Indebtedness outstanding. (e) Since its respective formation, none of the Acquired Companies has engaged in any business activities or conducted any operations other than in connection with acquiring and owning the Company Loans and Company-Owned Equity Interests. (f) Since October 2, 2020, no Acquired Company has made any dividend, distribution or other payment of cash or other property to any Seller or its Affiliates. The Cash 11 and Cash Equivalents is an amount no less than the amount of cash and cash equivalents set forth on the Purchase Price Certificate as of October 2, 2020. 4.3 Authority; No Violation. (a) The Company has full limited liability company power and authority to execute and deliver the Transaction Documents to which it is a party and to consummate the Contemplated Transactions. The execution and delivery of the Transaction Documents to which it is a party and the consummation of the Contemplated Transactions have been duly and validly authorized and approved by the board of managers of the Company and each of its members. No other limited liability company proceedings on the part of the Company are necessary to approve the Contemplated Transactions. This Agreement has been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by Buyer) constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exception. (b) Neither the execution and delivery of any Transaction Document by the Company nor the consummation by the Company of the Contemplated Transactions, nor compliance by the Company with any of the terms or provisions of the Transaction Documents to which it is a party, will (i) violate or conflict with any provision of the Organizational Documents of the Company, or (ii) except as would not, individually or in the aggregate, be reasonably expected to be material to the Company (A) violate any Applicable Law or Order applicable to an Acquired Company or any of their respective properties or assets, or (B) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation or imposition of any Lien upon any of the respective properties or assets of an Acquired Company under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, franchise, agreement or other Contract, instrument or obligation to which an Acquired Company is a party or by which any of them or any of their respective properties or assets is bound. 4.4 Consents and Approvals. (a) Except as has been obtained by Sellers as of the Closing Date, no consents, qualifications, license, order, authorizations, approvals, or exemptions from, or notices to, or filings or registrations with, any Governmental Entity are necessary in connection with the execution and delivery by the Company of the Transaction Documents or the consummation by the Company of the Contemplated Transactions. (b) Except for matters covered in the immediately preceding Section 4.4(a) and for consents required under the DB Credit Facility, no consents or approvals of, or notices to, any Person are necessary in connection with the execution and delivery by the Company of any Transaction Document to which they are a party or the consummation by the Company of the Contemplated Transactions. 12

4.5 Financial Statements; Undisclosed Liabilities. (a) Medley has provided to Buyer accurate and complete copies of the Acquired Companies’ (i) consolidated unaudited balance sheet as of June 30, 2020, consolidated income statement for the nine-month period ended June 30, 2020, and schedule of investments as of June 30, 2020 (the “ Interim Financial Statements ”) and (ii) schedule of investments and consolidated audited balance sheet as of and income statement for the fiscal year ended September 30, 2019. Except as set forth in Section 4.5 of the Seller Disclosure Schedule, each of the foregoing financial statements (including in all cases the notes thereto, if any) (collectively, the “ Financial Statements ”) (i) have been prepared in accordance with the books and records of the Acquired Companies (which are accurate and complete in all material respects), (ii) fairly present in all material respects the Acquired Companies’ consolidated results of operations, cash flows, changes in members’ equity and consolidated financial position of the Acquired Companies for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments normal in nature and amount), and (iii) have been prepared in accordance with GAAP. The Acquired Companies maintain, and have maintained for all periods reflected in the Financial Statements, proper and adequate internal accounting controls that provide assurance that (x) transactions are recorded as necessary to permit accurate preparation of its Financial Statements and to maintain accurate accountability for its assets; (y) the reporting of its assets is compared with existing assets at regular intervals; and (z) accounts, notes and other receivables and payables are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis. None of the Sellers, Acquired Companies or to Medley’s Knowledge, any Representative of an Acquired Company has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of an Acquired Company or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that an Acquired Company has engaged in questionable accounting or auditing practices. No independent public accountant of a Seller or an Acquired Company has resigned (or informed such party that it intends to resign) or been dismissed as independent public accountants of a Seller or an Acquired Company as a result of or in connection with any disagreements with either Seller or an Acquired Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. (b) No Acquired Company has any Liability (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for (i) those Liabilities reflected or reserved against (in accordance with GAAP) in the Interim Financial Statements, (ii) Liabilities incurred in a commercially reasonable manner, and in the ordinary course of business consistent with past practice, since the date of the Interim Financial Statements, which are not, individually or in the aggregate, in excess of $250,000, none of which results from, arises out of, or relates to any breach or violation of, or default under, a Contract or Applicable Law and (iii) those funding obligations set forth in Section 4.9(a) of the Seller Disclosure Schedule. Notwithstanding the foregoing, no Acquired Company (i) has any Liability to any Person with respect to any management fee or other accrued expense; (ii) is a party to any Contract that will be in effect immediately following the Closing, other than the Company Loan Documents, the Equity Governing Documents, and the Transaction Documents to which the Company is a party; 13 or (iii) has any Liability to any Person with respect to the matters set forth on Section 4.5(b)(iii) of the Seller Disclosure Schedule. 4.6 Broker’s Fees. Except for the retention of and fees payable to Houlihan Lokey Capital, Inc., none of the Sellers or the Acquired Companies has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Contemplated Transactions. 4.7 Absence of Certain Changes or Events. (a) Except as set forth on Section 4.7(a) of the Seller Disclosure Schedule and events or circumstances affecting the Syndicated Company Loans, since June 30, 2020, (i) no event or events have occurred that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on the Acquired Companies, (ii) except with respect to the process resulting in the Contemplated Transactions, the Acquired Companies have conducted their business in all material respects only in the ordinary course of business consistent with past practice, and (iii) Medley, the Acquired Companies and their applicable respective Representatives have monitored the Company Loans and the Company- Owned Equity Securities, including any data rooms, correspondence or other materials exchanged in connection therewith, in the ordinary course of business consistent with past practice and have valued the Company Loans and Company-Owned Equity Interests in accordance with their respective valuation policies and procedures. (b) Except as set forth on Section 4.7(b) of the Seller Disclosure Schedule, since the execution of that certain Bid Letter, dated as of September 4, 2020, by and between Medley and Buyer, (i) no Acquired Company has acquired, sold, transferred, leased, licensed, pledged, mortgaged, assigned or otherwise disposed of, or encumbered or exchanged, any loans or any portions thereof, (ii) none of Medley or the Acquired Companies have consented to or approved any material modification, amendment, waiver or any other change with respect to any Company Loan, including with respect to any terms thereof, and (iii) there has been no (A) payment or prepayment of a Company Loan in excess of $150,000 for an individual Company Loan or $500,000 in the aggregate for all Company Loans (other than scheduled quarterly amortization payments in accordance with the Company Loan Documents), (B) actual or, to Medley’s Knowledge, proposed in writing, refinancings of any Company Loan, (C) actual or, to Medley’s Knowledge, proposed in writing, incremental financings or upsizes of any Company Loan, (D) actual or, to Medley’s Knowledge, proposed in writing, requests for amendments, waivers, consents or changes to any material terms of any Company Loan, and (E) sale, transfer or disposition of any Company Loan. (c) Since June 30, 2020, none of the Acquired Companies has, except to the extent expressly contemplated by this Agreement (or any other Transaction Document) taken any action to make, change or rescind any Tax election, changed or adopted any annual Tax accounting period, changed or adopted any method of Tax accounting, filed any amended Tax Return or taken any position on any Tax Return, entered into any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law), settled or compromised any action, examination, audit or investigation relating to Taxes, surrendered any right to a refund of Taxes or waived or extended 14 the statute of limitations with respect to any Tax or Tax Return (other than an automatic extension to extend the time for filing any Tax Return in the ordinary course of business) or taken any action, or entered into any other transaction, in each case that would have the effect of increasing the Tax Liability of Buyer or the Acquired Companies in respect of any Post-Closing Tax Period. 4.8 Legal Proceedings. (a) No Acquired Company is a party to any, and there are no (and during the past three (3) years, there have not been any) pending or, to Medley’s Knowledge, threatened, material Proceedings against any Acquired Company (or, to Medley’s Knowledge, pending or threatened against or affecting any of the Acquired Companies’ Representatives with respect to their activities for or on behalf of the Acquired Companies) or to which any of their assets are subject. To Medley’s Knowledge, there is no basis for future Proceedings against an Acquired Company or to which any of their assets, including the Company Loans and the Company- Owned Equity Interests, are subject. (b) There is no material judgment, settlement agreement, order, injunction, decree or regulatory restriction (other than those of general application that apply to similarly situated companies or their Subsidiaries) imposed upon an Acquired Company or the assets of an Acquired Company. 4.9 Company Loans. (a) Section 4.9(a) of the Seller Disclosure Schedule sets forth, as of the Closing Date, a true, correct and complete list of (i) each Company Loan owned by the Acquired Companies, (ii) the name of the Borrower of each Company Loan, (iii) the interest rate on each Company Loan, (iv) the maturity date of each Company Loan, (v) the outstanding unpaid principal amount of each Company Loan, (vi) the amount of accrued interest for each Company Loan; (vii) the amount of accrued but unpaid fees or other amounts (other than accrued interest) for each Company Loan; (viii) the currency for each Company Loan; (ix) any undrawn commitments with respect to each Company Loan; and (x) whether such Company Loan is on accrual or non-accrual status. Except as set forth on Section 4.9(a) of the Seller Disclosure Schedule, no Company Loan constitutes a delayed draw term loan. (b) Each Company Loan Document to which an Acquired Company is a party constitutes the legal, valid and binding obligation of such Acquired Company and, to the Knowledge of Medley, the applicable Borrower, enforceable against such Acquired Company and, to the Knowledge of Medley, the applicable Borrower, in accordance with their respective terms (subject to the Enforceability Exception). No fact, event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a breach, violation or default on the part of an Acquired Company under any Company Loan Document. As of the Closing Date, to Medley’s Knowledge (i) there is no outstanding “Event of Default” (or similar terms having comparable meanings) under any Company Loan Document or any “Default” (or similar terms having comparable meanings) under any Company Loan Document, (ii) there has been, since September 4, 2020, no other material and adverse change in facts, events or circumstances with respect to a Company Loan (other than any Syndicated Company Loan), (iii) no Company Loan 15 is more than thirty (30) days delinquent in the payment of interest or principal therein, and (iv) there is no pending payment, pre-payment, refinancing or similar event relating to any Company Loan (other than payments of interest and amortization in accordance with the Company Loan Documents) for which a Borrower has delivered a notice of repayment. (c) Except as set forth on Section 4.9(c) of the Seller Disclosure Schedule, complete and correct copies of all the Company Loan Documents in the possession of the Acquired Companies or an Affiliate thereof, including all modifications, amendments and supplements thereto, have been made available to Buyer. Except as set forth in such documents provided to Buyer, the Company Loan Documents and except as set forth on Section 4.9(c) of the Seller Disclosure Schedule, (1) have not been modified in any material respect, satisfied or canceled in whole or in part, or subordinated to any other indebtedness of the applicable Borrower and (2) are not subject to any release or compliance waiver that is currently in effect as to any provision thereof (or, if such release or compliance waiver exists, was made available to Buyer), except for any such release or compliance waiver that is not material to the Acquired Companies. There are no material disputes pending or, to Medley’s Knowledge, threatened against any Acquired Company with respect to any Company Loan Document. (d) None of the Company Loan Notes has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than an Acquired Company. 4.10 Company-Owned Equity Interests. (a) Section 4.10(a) of the Seller Disclosure Schedule sets forth a true, correct and complete list of (i) each Company-Owned Equity Interests of an Existing Portfolio Company; (ii) the issuer of such Company-Owned Equity Interest, and (iii) any undrawn commitments with respect to each Company-Owned Equity Interest. (b) No Acquired Company is in breach or under default of its obligations under, or otherwise pursuant to the terms, conditions or provisions of, any of such Equity Governing Documents. There are no material disputes pending or, to Medley’s Knowledge, threatened with respect to any Equity Governing Documents. 4.11 Company Assets; Title to Assets. (a) Except as set forth in Section 4.11(a) of the Seller Disclosure Schedule, to Medley’s Knowledge, there are no Proceedings pending in which one of the Borrowers has (i) filed, or consented (by answer or otherwise) to the filing against it, of a petition for relief under any bankruptcy or insolvency law of any jurisdiction, (ii) made an assignment for the benefit of its creditors, (iii) consented to the appointment of a custodian, receiver, trustee, liquidator or other judicial officer with similar power over itself or any substantial part of its property, (iv) been adjudicated by a court to be insolvent, or (v) taken corporate, limited liability company or partnership action for the purpose of authorizing any of the foregoing. (b) Except as set forth in Section 4.11(b)(i) of the Seller Disclosure Schedule, the applicable Acquired Company is the sole owner and holder of the Company Loans and the Company-Owned Equity Interests and such Acquired Company has good and marketable title 16 and all legal and beneficial interest in and to all of the Company Loans and Company-Owned Equity Interests, free and clear of any Liens (but subject to the terms of the Company Loan Documents or the Equity Governing Documents and restrictions on transfer arising under Applicable Law). Except as set forth in Section 4.11(b)(ii) of the Seller Disclosure Schedule, no Company Loan is subject to a participation or other participating or other interest of any nature whatsoever pursuant to which an Acquired Company has participated its interests (or sold a participating or other interest) in such Company Loan. (c) The only assets owned by the Acquired Companies are the Company Loans, the Company-Owned Equity Interests and the Cash and Cash Equivalents. 4.12 Compliance with Applicable Law. (a) The Acquired Companies hold all Permits necessary for the lawful conduct of their respective businesses, and have complied in all material respects with and are not in default in any respect under any, any Permit. The Acquired Companies are, and have been during the past three (3) years, in compliance in all material respects with all Applicable Laws. None of Medley or the Acquired Companies have received any notice, whether written or, to the Knowledge of Medley, oral, involving any failure of any Acquired Company or a Company Loan (other than a Syndicated Company Loan) to be in compliance with Applicable Law. During the past three (3) years, no Acquired Company has been subject to any inspection, finding, investigation, penalty, assessment, formal inquiry, audit or any other compliance or enforcement action by a Governmental Entity. (b) None of the Acquired Companies, nor any of their respective officers, directors or employees, nor to the Knowledge of Medley, any other Representative acting on the direction of, or to the Knowledge of Medley, on behalf of the Acquired Companies, is currently or has been since January 1, 2015: (A) a Sanctioned Person, (B) organized, resided or located in a Sanctioned Country, (C) engaging or has engaged in any dealings or transactions with any Sanctioned Person or in any Sanctioned Country, to the extent such activities violate applicable Sanctions Laws or Ex-Im Laws, or (D) otherwise in violation of applicable Sanctions Laws, Ex- Im Laws, or U.S. anti-boycott Laws (collectively, “Trade Control Laws ”). The Acquired Companies are in compliance, in all material respects, with the United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time. (c) The Acquired Companies have not, and no Representative or other Person acting for or on behalf of an Acquired Company has, in the course of his or her actions for or on behalf of an Acquired Company, directly or indirectly: (i) used any corporate funds for unlawful contributions, gifts, entertainment or other expenses related to political activity or to retain or engage a prospective client; (ii) made any unlawful payments to foreign or domestic government officials from corporate funds; (iii) established or maintained any unlawful or unrecorded fund or corporate monies or other assets; (iv) made any bribe, rebate, payoff, influence payment, kickback or similar payment; or (v) taken any action in violation of the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010 or any other anti-corruption or anti- 17 bribery or anti-money laundering Law of any jurisdiction (collectively, “ Anti-Corruption Laws ”). (d) Since January 1, 2015, no Acquired Company has (i) received from any Governmental Entity, or any other Person any written notice, inquiry or internal or external allegation, (ii) made any voluntary or involuntary disclosure to a Governmental Entity, or (iii) conducted any internal investigation or audit concerning any actual or potential violation or wrongdoing related to Trade Control Laws or Anti-Corruption Laws. 4.13 Books and Records; Officers and Managers; Bank Accounts. (a) The books of account, minute books, equity record books and other records of the Acquired Companies, all of which have been made available to Buyer, are true and complete in all material respects. At the Closing, all such books and records will be in the possession of the Acquired Companies. (b) Section 4.14(b) of the Seller Disclosure Schedule lists all officers, managers and/or directors of the Acquired Companies as of immediately prior to the Closing. (c) Section 4.14(c) of the Seller Disclosure Schedule sets forth an accurate and complete list of the name and addresses of every bank or other financial institution in which an Acquired Company maintains an account or in which an account is maintained for the benefit of an Acquired Company (whether checking, saving or otherwise), lock box or safe deposit box, and the account numbers and names of Persons having signing authority or other access thereto. 4.14 Taxes. (a) Each of the Company Loans and Company Loan Notes is in “registered form” within the meaning of Section 163(f) of the Code for U.S. federal income tax purposes. (b) Since formation, the Company has always been classified as a “partnership” under Treasury Regulations Section 301.7701-2(c)(1) and is not, and has never been, a corporation under Treasury Regulations Section 301.7701-2(b) for U.S. federal income tax purposes and income Tax purposes in each applicable state, local and foreign jurisdiction. Each of MCC Holdings and MCC SPV is and has always been since the date of formation an entity classified as disregarded as separate from the Company as described under Treasury Regulations Section 301.7701-2(c)(1) for U.S. federal income tax purposes and income Tax purposes in each applicable state and local jurisdiction. (c) Each of the Acquired Companies has timely filed all income and material other Tax Returns required to be filed by it under Applicable Law and has paid or made adequate provisions for all income and other Taxes (whether or not shown on or required to be shown on any Tax Return) due and payable by such Acquired Company. All such Tax Returns have been prepared according to Applicable Law, in good faith, and are true, correct, and complete in all material respects. (d) None of the Acquired Companies is required to file any Tax Returns in any jurisdictions other than those set forth on Section 4.15(d) of the Seller Disclosure Schedules. 18

No written claim has been made by any Governmental Entity in any jurisdiction where the Acquired Companies do not file Tax Returns that it is, or may be, subject to Tax by that jurisdiction. (e) There are no actions by any Governmental Entity in respect of or relating to the Taxes of the Acquired Companies that are currently pending, threatened in writing, or being conducted, nor, to Medley’s Knowledge, any examinations, audits or investigations relating to the Taxes of the Acquired Companies and no extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes or Tax Returns of the Acquired Companies other than an automatic extension to extend the time for filing any Tax Return in the ordinary course of business. There is no outstanding written claim concerning any Tax Liability of the Acquired Companies that has been claimed by any Governmental Entity. (f) Medley has made available to Buyer complete and true copies of all income and all other material Tax Returns, examination, audit or action reports, and statements of deficiencies assessed against or agreed to by the Acquired Companies for Tax periods beginning on or after January 1, 2016. (g) Each of the Acquired Companies has complied in all material respects with all Applicable Laws, rules and regulations relating to the payment and withholding of Taxes (including, but not limited to, any withholding on distributions to nonresident partners under Applicable Law, withholding and reporting requirements under Code Sections 1441 through 1446, 3401 through 3406, 6041 and 6049, and similar provisions under any other requirements under Applicable Law) and has, within the times and manner prescribed by Applicable Law, withheld from amounts paid or owing to any employee, independent contractor, creditor, foreign person or other third party and paid over to proper Governmental Entities on a timely basis all amounts required. (h) No Liens for Taxes in respect of any of the Acquired Companies exist with respect to any assets or properties of the Acquired Companies except for statutory liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings by an Acquired Company and for which appropriate reserves have been established in accordance with GAAP and are included on the balance sheet. (i) None of the Acquired Companies has ever been a member of an Affiliated Group that filed or was required to file a consolidated, combined or unitary Tax Return. None of the Acquired Companies has any Liability for Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local or foreign Law), as transferee or successor, or by contract (other than commercial contracts entered into in the ordinary course not primarily related to Taxes). (j) None of the Acquired Companies is party to or bound by any Tax sharing agreements, Tax allocation agreements, or similar agreements the principal purpose of which relates to Taxes (including any advance pricing agreement, closing agreement or other agreement relating to Taxes with any Governmental Entity). No private letter rulings, technical advice 19 memoranda or similar agreement or rulings have been requested, entered into, or issued by any Governmental Entity with respect to any of the Acquired Companies. (k) None of the Acquired Companies requested any extension of time within which to file any Tax Return, which Tax Return has not yet been filed. (l) None of the Acquired Companies has been a party to a transaction that is or is substantially similar to a “reportable transaction,” within the meaning of Treasury Regulations Section 1.6011-4(b). (m) None of the Acquired Companies will be required to include any item of income in, or exclude any item or deduction from, taxable income for any Tax period or portion thereof ending after the Closing Date as a result of any: (i) change in a method of accounting under Section 481 of the Code (or any comparable provision of state, local or foreign Tax Laws), or use of an improper method of accounting, for a Tax period ending on or prior to the Closing Date; (ii) an installment sale or open transaction occurring on or prior to the Closing Date; (iii) prepaid amount or deferred revenue received on or before the Closing Date (other than prepaid amount or deferred revenue received in the ordinary course of business); or (iv) election under Section 108(i) of the Code. (n) Each of the Sellers is not a “foreign person” as that term is used in Section 1446(f) of the Code and Treasury Regulations Section 1.1445-2. (o) None of the Acquired Companies has been subject to Tax, engaged in business, or had a permanent establishment in any jurisdiction outside the United States. 4.15 No Change of Control Payments. No Acquired Company has made nor is obligated to make any payment (including rescission or liquidated damages) to any Person in connection with the Contemplated Transactions or would be obligated to make any such payment in connection with any other change of control transaction involving an Acquired Company. 4.16 Disclaimers. NONE OF THE SELLERS, ANY AFFILIATES THEREOF, OR ANY ADVISERS OR REPRESENTATIVES (FINANCIAL, LEGAL OR OTHERWISE), HAVE MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER RELATING TO THE SELLER, THE ACQUIRED COMPANIES OR THE BUSINESS OF THE SELLER OR OTHERWISE IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS, OTHER THAN THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN (I) ARTICLE III HEREOF, (II) ARTICLE IV HEREOF, OR (III) THE PURCHASE PRICE CERTIFICATE. Without limiting the generality of the foregoing, no Seller nor any of their respective Affiliates or representatives have made, and shall not be deemed to have made, any representations or warranties in the information or materials relating to the Sellers, the Acquired Companies or the business of the Sellers and the Acquired Companies made available to Buyer and its Affiliates, including projections, confidential information memoranda, due diligence materials, data room materials, or in any presentation by management of the Sellers, the Acquired Companies or others in connection with the Contemplated Transactions, and no 20 statement contained in any of such information or materials or made in any such presentation shall be deemed a representation or warranty hereunder or otherwise or deemed to be relied upon by the Buyer in executing, delivering and performing this Agreement, any other transaction documents and the transactions contemplated hereby and thereby, in each case, other than with respect to any claim for fraud, willful misconduct or intentional misrepresentation. ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER Buyer represents and warrants to the Sellers as follows: 5.1 Corporate Organization. Buyer is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has the requisite partnership power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on Buyer. 5.2 Authority; No Violation. (a) Buyer has full partnership power and authority to execute and deliver the Transaction Documents to which it is a party and to consummate the Contemplated Transactions. The execution and delivery of the Transaction Documents to which it is a party and the consummation of the Contemplated Transactions have been duly and validly approved by Buyer and no other proceedings on the part of Buyer are necessary to approve this Agreement or to consummate the Contemplated Transactions. This Agreement has been duly and validly executed and delivered by Buyer and (assuming due authorization, execution and delivery by the Sellers and the Company) constitutes the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms (subject to the Enforceability Exception). (b) Neither the execution and delivery of the Transaction Documents to which it is a party by Buyer nor the consummation by Buyer of the Contemplated Transactions, nor compliance by Buyer with any of the terms or provisions of this Agreement, will (i) violate any provision of the Organizational Documents of Buyer, or (ii) except as would not, individually or in the aggregate, be reasonably expected to materially adversely affect Buyer’s ability to consummate the Contemplated Transactions (A) violate any Applicable Law applicable to Buyer or any of its Subsidiaries, properties or assets, or (B) except as would not, individually or in the aggregate, have a Material Adverse Effect on Buyer, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Buyer or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, franchise, agreement or other Contract, instrument or 21 obligation to which Buyer or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound. 5.3 Consents and Approvals. No consents or approvals of any Person are necessary in connection with the execution and delivery by Buyer of this Agreement or the consummation by Buyer of the Contemplated Transactions except for those that have been obtained as of the Closing Date. 5.4 Broker’s Fees. Neither Buyer nor any of its Subsidiaries nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Contemplated Transactions. 5.5 No Arrangements with Management or Stockholders. Other than this Agreement, as of the Closing Date, there are no contracts, undertakings, commitments, agreements or obligations or understandings, whether written or oral, in each case that are binding, between Buyer or any of its Affiliates, on the one hand, and any member of either Seller’s management or the governing bodies, or any stockholder of either Seller, on the other hand, relating to the Contemplated Transactions or the operations of the Acquired Companies or either Seller following Closing. 5.6 Status of Buyer. Buyer (a) is a “sophisticated” investor and/or an “accredited” investor as that term is defined in Rule 501 of Regulation D under the Securities Act, (b) is able to bear the economic risk associated with the purchase of the Membership Interests, (c) has such knowledge and experience so as to be aware of the risks and uncertainties inherent in the purchase of rights of the type contemplated in this Agreement, and (d) has independently and without reliance upon either Seller, and based upon such information as Buyer has deemed appropriate, made its own analysis and decision to enter into this Agreement. Buyer is not purchasing the Membership Interests with a view towards sale or distribution thereof in violation of the Securities Act. 5.7 Investigation. Buyer has conducted its own independent review and analysis of the businesses, assets, condition, operations and prospects of the Acquired Companies and has been provided access to the properties, premises and records of the Acquired Companies for this purpose. In entering into this Agreement, Buyer has relied solely upon its own investigation and analysis, and Buyer acknowledges that, except for the representations and warranties of the Sellers in Articles III and IV, the Purchase Price Certificate, and the Transaction Documents, none of the Sellers or their respective Subsidiaries nor any of their respective Representatives makes any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to Buyer or its Representatives. Without limiting the generality of the foregoing, none of the Sellers or any of their respective Subsidiaries nor any of their respective Representatives or any other Person has made a representation or warranty to Buyer with respect to (a) any projections, estimates or budgets for the Acquired Companies or (b) any material, documents or information relating to the Acquired Companies made available to Buyer or its Representatives in any “data room,” confidential information memorandum or otherwise, except as covered by the Transaction Documents, the Purchase Price Certificate or a representation or warranty in Article III or IV. 22

Notwithstanding anything to the contrary herein, this Section 5.7 shall not apply with respect to any claims for fraud, willful misconduct or intentional misrepresentation that Buyer may have. ARTICLE VI ADDITIONAL AGREEMENTS 6.1 Additional Agreements. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each Seller shall take all such necessary action as may be reasonably requested by Buyer. 6.2 Further Assurances. Each Seller shall, at any time from and after the Closing, upon the reasonable request of Buyer, do, execute, acknowledge and deliver, and cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney or assurances as may be reasonably required to transfer, convey, grant and confirm to and vest in Buyer good title to all of the Membership Interests, free and clear of all Liens, and otherwise consummate the transactions contemplated by this Agreement and the other Transaction Documents. Each of the parties hereto shall, at any time from and after the Closing, upon the reasonable request of any other party hereto, do, execute, acknowledge and deliver, and cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney or assurances as may be reasonably required to consummate the transactions contemplated by this Agreement and the other Transaction Documents. 6.3 Confidentiality. (a) The parties agree that the Confidentiality Agreement shall terminate automatically as of the Closing without any further action by the parties and without further obligations or liabilities of Buyer. (b) For a period of two (2) years following the Closing, each Seller shall, and will cause each of their respective Subsidiaries, successor, advisor, and their respective Representatives to, treat and hold as strictly confidential any data or information related to the Acquired Companies, Buyer or its direct or indirect shareholders, including information and documents disclosed to either Seller (or any of their respective Representatives), whether before or after the date hereof, pursuant to this Agreement or in connection with the Contemplated Transactions; provided, that Sellers shall not be bound by the confidentiality requirements of this Section 6.3(b) with respect to data or information and documents which (A) are or become generally available to the public other than as a result of a disclosure by either Seller after the Closing Date in breach of its obligations hereunder, (B) are required to be disclosed in connection with the ordinary course of any Seller’s or its Representative’s SEC’s reporting or other regulatory or self-regulatory process, (C) are required to be disclosed by Applicable Law or the rules of any self-regulatory organization so long as reasonable prior notice is given to Buyer of such disclosure and a reasonable opportunity is afforded to Buyer to contest the same, (D) are disclosed in connection with the enforcement of any right or remedy relating to this Agreement or (E) are obtained independently from a source that is authorized to disclosure such data, information and documents. 23

(c) For a period of two (2) years following the Closing, Buyer shall, and will cause its Subsidiaries, successor, advisor, and their respective Representatives to, treat and hold as strictly confidential any data or information related to the Sellers and their respective Subsidiaries, or its direct or indirect shareholders, including information and documents disclosed to Buyer (or its respective Representatives), whether before or after the date hereof, pursuant to this Agreement or in connection with the Contemplated Transactions; provided, that Buyer shall not be bound by the confidentiality requirements of this Section 6.3(c) with respect to data or information and documents which (A) relates to the Company Loans, Company- Owned Equity Securities, or the Acquired Companies, (B) are or become generally available to the public other than as a result of a disclosure by Buyer after the Closing Date in breach of its obligations hereunder, (C) are required to be disclosed by Applicable Law the rules of any self- regulatory organization so long as reasonable prior notice is given to Sellers of such disclosure and a reasonable opportunity is afforded to Seller to contest the same, (D) are disclosed in connection with the enforcement of any right or remedy relating to this Agreement or (E) are obtained independently from a source that is authorized to disclosure such data, information and documents. 6.4 Waiver. In connection with the Contemplated Transactions, each Seller waives any and all rights of first offer, all transfer restrictions or any similar rights or restrictions set forth in the Organizational Documents of the Company, including the right of first offer set forth in Section 5.1(b) of the Limited Liability Company Operating Agreement of the Company, dated as of March 27, 2015, and any notice and/or consent requirements in connection therewith, in each case, with respect to the offer and sale of the Membership Interests pursuant to this Agreement. This waiver shall be a valid, binding and enforceable legal obligation of each Seller. ARTICLE VII INDEMNITY 7.1 Survival. All representations and warranties of the parties hereto contained in this Agreement or in any certificate or other document delivered pursuant to the terms of this Agreement shall survive the Closing Date until eighteen (18) months after the Closing Date, other than (a) Sections 4.10 (Company-Owned Equity Securities) and 4.12(c) (Unlawful Payments), which shall survive for three (3) years after the Closing Date; (b) Sections 4.5(b) (Undisclosed Liabilities), 4.9 (Company Loans), and 4.11 (Company Assets; Title to Company Assets), which shall survive for three (3) years after the Closing Date; (c) Sections 3.1 (Corporate Organization of Sellers), 3.2 (Authority; No Violation), 3.4 (Title to Membership Interests), 4.1 (Corporate Organization of the Company; Subsidiaries), 4.2 (Capitalization), 4.3 (Authority; No Violation), 4.6 (Broker’s Fees), 4.14 (Taxes), 4.15 (No Change of Control Payments), 5.1 (Corporate Organization), 5.2 (Authority; No Violation), and 5.4 (Broker’s Fees), which shall survive until sixty (60) days following the expiration of all statutes of limitations applicable to the matters covered thereby, including any extensions thereof; and (d) Section 3.7 (Representations of GALIC), which shall survive for six (6) months after the Closing Date (such representations and warranties set forth in the foregoing clauses (b), (c) and (d) are hereafter collectively referred to as the “ Excepted Matters ”); provided, however, that representations or warranties which are the basis for claims timely asserted under this Agreement prior to the expiration of such applicable time periods shall also survive until the final resolution of those 24 claims. All covenants and other agreements of the parties hereto contained in this Agreement shall survive the Closing indefinitely, unless a covenant, by its terms, ends on a specified date. 7.2 Indemnification. (a) Subject to the provisions of this Article VII, Medley shall indemnify and hold harmless Buyer, the Acquired Companies, and their respective shareholders, Subsidiaries, Affiliates and Representatives (together, the “ Buyer Indemnified Parties ”) from, against, and in respect of any and all direct and indirect damages, losses, Liabilities, Proceedings, judgments, settlements, Liens, Taxes, penalties, interest obligations and expenses (including costs of investigation and defense and reasonable attorney and other professional advisor and consulting fees and expenses) whether or not involving a third party (collectively, “ Losses ”) incurred or suffered by such Buyer Indemnified Party arising from, by reason of or, in connection with: (i) any misrepresentation or breach or alleged misrepresentation or breach of any representation or warranty of Medley contained in Article III or any other certificate or document delivered by Medley pursuant to this Agreement or any other Transaction Document; and (ii) any breach or non-performance by Medley of any covenant or agreement made by Medley in this Agreement, any other Transaction Document or any other certificate or document delivered in connection with this Agreement or any other Transaction Document. (b) Subject to the provisions of this Article VII, Medley, severally, shall indemnify and hold harmless the Buyer Indemnified Parties from, against and in respect of its Pro Rata Portion of any and all Losses incurred or suffered by any such Buyer Indemnified Party arising from, by reason of or, in connection with: (i) any misrepresentation or breach or alleged misrepresentation or breach of any representation or warranty of the Sellers contained in Article IV, any other Transaction Document or any other certificate or document delivered by the Company pursuant to this Agreement or any other Transaction Document (including, for the avoidance of doubt, the Purchase Price Certificate); (ii) any breach or non-performance by the Company of any covenant or agreement made by the Company in this Agreement, any other Transaction Document or any other certificate or document delivered in connection with this Agreement or any other Transaction Document; (iii) any Pre-Closing Taxes; and (iv) any Indebtedness of the Acquired Companies not included in the calculation of the Purchase Price set forth in the Purchase Price Certificate. (c) Subject to the provisions of this Article VII, Buyer shall indemnify and hold harmless each Seller and its Representatives (together, the “ Seller Indemnified Parties ”) 25 from, against and in respect of any and all Losses incurred or suffered by any such Seller Indemnified Party arising from, by reason of or, in connection with: (i) any misrepresentation or breach or alleged misrepresentation or breach of any representation or warranty of Buyer contained in Article V, any other Transaction Document to which Buyer is a party or any other certificate or document delivered by Buyer pursuant to this Agreement or any other Transaction Document; and (ii) any breach or non-performance by Buyer of any of its covenants or agreements contained in this Agreement, any other Transaction Document to which Buyer is a party or any other certificate or document delivered by Buyer pursuant to this Agreement or any other Transaction Document. (d) Subject to the provisions of this Article VII, GALIC shall indemnify and hold harmless the Buyer Indemnified Parties from, against and in respect of any and all Losses incurred or suffered by any such Buyer Indemnified Party arising from, by reason of or, in connection with any misrepresentation or breach or alleged misrepresentation or breach of any representation or warranty of GALIC contained in Section 3.7. 7.3 Defense of Claims. (a) Non-Third Party Claims. If a claim for Losses (a “Claim ”) is to be made by an Indemnified Party, other than in connection with a Tax Claim (which shall be governed by Section 2.3(e)), such Indemnified Party shall give notice (including a reasonably detailed description of the Claim) to the party from whom such indemnification is sought (the “Indemnifying Party ”) before the applicable survival period for such Claim expires (if ever) in accordance with Section 7.1 and as promptly as practicable after such Indemnified Party becomes aware of any fact, condition or event which may give rise to Losses for which indemnification may be sought under this Article VII; provided, however, that the failure of any Indemnified Party to give timely notice hereunder shall not affect rights to indemnification hereunder, except to the extent the Indemnifying Party is actually prejudiced by such failure. Within 30 days after delivery of a notice pursuant to this Section 7.3(a) (the “ Response Period ”), the Indemnifying Party shall deliver to the Indemnified Party a written response to such notice. If the Indemnifying Party fails to so respond within such period, then the Indemnifying Party shall be deemed to have irrevocably accepted the notice and agreed to pay the Losses at issue therein, subject to the limitations set forth in this Article VII, and the Indemnifying Party shall satisfy such obligation promptly, and in any event within ten (10) days after the expiration of the Response Period. If, within 30 days after delivery of the notice pursuant to this Section 7.3(a), the Indemnifying Party delivers a written notice disputing the Indemnified Party’s entitlement to indemnification for the Losses described in such notice, then the parties shall use their commercially reasonable efforts to settle such disputed matters within 30 days following the expiration of the Response Period. The parties hereto acknowledge and agree that the Federal Rules of Evidence Rule 408 shall apply to the parties hereto during any such negotiations and any subsequent dispute arising therefrom. If the parties are unable to reach agreement within such 30-day period, the dispute may be resolved by any legally available means consistent with the provisions of Section 9.6. 26

(b) Third Party Claims. With respect to all third party Proceedings (or threatened Proceedings) that give rise to a Claim hereunder, other than in connection with a Tax Claim (which shall be governed by Section 2.3(e)), the Indemnified Party shall promptly after obtaining actual knowledge of the assertion of any Proceeding (or threatened Proceeding) give written notice to the Indemnifying Party. After receipt of any such notice of such a Proceeding (or threatened Proceeding), the Indemnifying Party shall have the right to defend the Indemnified Party against the Proceeding with counsel of its choice reasonably satisfactory to the Indemnified Party, unless the nature of the Claim creates an ethical conflict for the same counsel to represent the Indemnified Party and the Indemnifying Party, so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within thirty (30) days after the Indemnified Party has given notice of the Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Losses the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Claim or raised in the Proceeding, (ii) the Proceeding involves only a claim for money damages and no other relief, (iii) the Indemnifying Party conducts the defense of the Proceeding actively and diligently, and (iv) the Proceeding does not relate to or otherwise arise in connection with Taxes or any criminal or regulatory enforcement action. The Indemnifying Party shall not compromise or settle such Proceeding without the written consent of the Indemnified Party. The Indemnified Party shall not settle or compromise any Claim that is the subject of indemnification under this Agreement, without the prior written consent of the Indemnifying Party (such consent not to be unreasonably conditioned, withheld or delayed) if (A) injunctive or other equitable relief will be imposed against the Indemnifying Party, (B) such settlement does not expressly and unconditionally release the Indemnifying Party from all Liabilities with respect to such claim, without prejudice, or (C) there is a finding or admission of any violation of Law or any admission of Liability by any Indemnifying Party. In all other cases the Indemnified Party may defend the Claim or Proceeding with counsel of its choosing at the reasonable expense of the Indemnifying Party. The Indemnifying Party shall promptly and frequently apprise the Indemnified Party of the status of the Proceeding and shall furnish the Indemnified Party with such documents and information filed or delivered in connection with such Proceeding as the Indemnified Party may reasonably request. The Indemnified Party may, at its own cost, participate in the investigation, trial and defense of any such Proceeding defended by the Indemnifying Party and any appeal arising therefrom. The parties shall cooperate with each other in connection with any defense and in any notifications to insurers. If the Indemnifying Party fails to promptly and diligently assume and thereafter prosecute the defense of such Proceeding after receipt of notice hereunder, the Indemnified Party against which such Claim has been asserted shall (upon delivering notice to such effect to the Indemnifying Party) have the right to undertake the defense, compromise or settlement of such Proceeding with counsel of its own choosing at the reasonable expense of the Indemnifying Party and the Indemnifying Party shall have the right to participate therein at its own cost. 7.4 Adjustment. The parties hereto agree that any indemnification payments made pursuant to this Agreement shall be treated for all Tax purposes as an adjustment to the Purchase Price, unless otherwise required by Applicable Law. 7.5 Limitations. 27

(a) Except for Losses in respect of the Excepted Matters or resulting from fraud, willful misconduct, or intentional misrepresentation, no Seller shall be liable to any Buyer Indemnified Party for Losses under Section 7.2(a)(i) or Section 7.2(b)(i), (i) unless the aggregate amount of the Losses suffered by Buyer Indemnified Parties exceeds on a cumulative basis an amount equal to $750,000 (the “ Threshold ”), at which time the Buyer Indemnified Parties shall be entitled to be indemnified against the aggregate amount of Losses, regardless of the Threshold, and (ii) for an aggregate amount of Losses in excess of such Seller’s proportional interest in the Purchase Price paid by Buyer (based on such Seller’s Pro Rata Portion). (b) Except for Losses in respect of the Excepted Matters or resulting from fraud, willful misconduct, or intentional misrepresentation, Buyer shall not be liable to any Seller Indemnified Party for Losses under Section 7.2(c)(i), (i) unless the aggregate amount of the Losses suffered by the Seller Indemnified Parties exceeds on a cumulative basis the Threshold, at which time such Seller Indemnified Parties shall be entitled to be indemnified against the aggregate amount of Losses, regardless of the Threshold, (ii) with respect to Medley and its Representatives collectively, for an aggregate amount of Losses in excess of Medley’s proportional interest in the Purchase Price paid by Buyer (based on Medley’s Pro Rata Portion), and (iii) with respect to GALIC and its Representatives collectively, for an aggregate amount of Losses in excess of GALIC’s proportional interest in the Purchase Price paid by Buyer (based on GALIC’s Pro Rata Portion). (c) For purposes of this Article VII, a breach of a representation or warranty shall be deemed to exist either if such representation or warranty is actually inaccurate or breached or would have been inaccurate or breached if such representation or warranty had not contained any limitation or qualification as to “materiality”, “Material Adverse Effect”, or similar language, and the amount of Losses in respect of any breach of representation or warranty, including any deemed breach pursuant to this clause, shall be determined without regard and without giving effect to any such limitation or qualification as to “materiality”, “Material Adverse Effect”, or similar language set forth in such representation or warranty. (d) The parties shall cooperate with each other to resolve any Claim with respect to which one party is obligated to indemnify the other party hereunder, including by making commercially reasonable efforts to mitigate or resolve any such Claim. (e) No Indemnifying Party shall be liable pursuant to this Agreement for any punitive or exemplary damages except to the extent awarded in connection with a third party Claim. (f) The amount of any Losses for which indemnification is provided under this Agreement shall be net of (A) insurance proceeds actually recovered by the Indemnified Party in respect of such Losses (net of any out-of-pocket costs incurred in connection with such recovery and any increases in premium) and (B) recoveries from third parties pursuant to indemnification or otherwise (net of any out-of-pocket costs incurred in connection with such recovery. (g) With respect to all matters other than the Syndicated Company Loans, the right to indemnification, payment of damages and other remedies based on representations, 28 warranties, covenants and obligations contained in this Agreement shall not be affected by any investigation conducted or any knowledge acquired (or capable of being acquired) at any time, whether before or after the Closing Date, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation. With respect to all matters relating to the Syndicated Company Loans, to the extent Buyer or any of its Affiliates has knowledge, after due inquiry and investigation, prior to the Closing, of a fact, circumstance or event related to such Company Loan that is a Syndicated Company Loan or to a Borrower under a Syndicated Company Loan, such fact, circumstance or event shall be deemed disclosed by Sellers to Buyer for all purposes hereunder and shall not be the basis for any claim to indemnification, payment of damages or any other remedy under this Agreement. The parties agree that due inquiry and investigation of Buyer and its Affiliates shall not require inquiry of any Person that is not an Affiliate of Buyer or an officer, director, employee or representative of Buyer or an Affiliate of Buyer, does not extend beyond any such individual’s areas of responsibility or such individual’s direct reports (both senior and junior), and does not require inquiry or investigation beyond the books and records of Buyer or any Affiliate of Buyer other than information made available to such Person by way of a virtual data room with respect to the Syndicated Company Loans as of the Business Day immediately prior to the Closing. 7.6 Waiver. The remedies provided for in this Article VII shall be exclusive and shall preclude assertion by any Indemnified Party of any other rights or the seeking of any and all other remedies against the Indemnifying Party for claims based on this Agreement (regardless of the theory, whether in contract, at law, in equity or otherwise), other than for (a) actions for specific performance or other equitable remedies (but not rescission) referred to in Section 9.10 or (b) Losses arising out of or relating to fraud, willful misconduct or intentional misrepresentation. Each party hereby waives any provision of Applicable Law to the extent that it would limit or restrict the agreement contained in this Section 7.6. For the avoidance of doubt, this Section 7.6 shall not limit the ability of any party from making any claim arising out of or relating to fraud, willful misconduct or intentional misrepresentation. ARTICLE VIII DEFINED TERMS 8.1 For purposes of this Agreement, the following terms shall have the meanings set forth below: “Acquired Companies ” means the Company, MCC Holdings and MCC SPV. “Affiliate ” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. The term “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that in no event shall a portfolio company of an Acquired Company, whether an Existing Portfolio Company or otherwise, be deemed to be an Affiliate of an Acquired Company. 29

“Affiliated Group ” means an affiliated group as defined in Section 1504 of the Code (or any analogous combined, consolidated or unitary group defined under state, local or non-U.S. Law relating to income Tax) of which an Acquired Company is or has been a member. “Agreement ” has the meaning set forth in the preamble to this Agreement. “Allocation Schedule ” has the meaning set forth in Section 2.3(a)(i). “Anti-Corruption Laws ” has the meaning set forth in Section 4.12(c). “Applicable Law ” means, with respect to a specified Person, any federal, state, local, municipal, or foreign constitution, treaty, law (including the common law), statute, code, ordinance, rule, regulation, permit, approval, judgment, Order, writ, decree, injunction, resolutions or requirements (collectively, “ Laws ”) applicable to the specified Person. “Borrowers ” means those Persons who constitute “borrowers” (or any similarly defined entity) under the Company Loan Documents. “Business Day ” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close. “Buyer ” has the meaning set forth in the preamble to this Agreement. “Buyer Indemnified Parties ” has the meaning set forth in Section 7.2(a). “Buyer Prepared Tax Return ” has the meaning set forth in Section 2.3(b). “Cash and Cash Equivalents ” means, without double counting, the aggregate amount of all cash and cash equivalents of the Acquired Companies as of the Closing Date. “Claim ” has the meaning set forth in Section 7.3(a). “Closing ” has the meaning set forth in Section 2.1. “Closing Date ” has the meaning set forth in Section 2.1. “Code ” means the United States Internal Revenue Code of 1986, as amended. “Company Loan Documents ” means the loan agreements, credit and financing agreements, indentures, guarantees, subordination agreements, Company Loan Notes, note purchase agreements, mortgages, deeds of trust, security agreements (including pledge and control agreements), financing statements, intercreditor agreements, mortgage, sale and servicing agreements, acquisition agreements, intercreditor agreements and other instruments, insurance policies, assumption or substitution agreements, side letters and documents affecting the Acquired Companies’ ownership, economic or other rights with respect to the Company Loans or in which an Acquired Company has an interest, in connection with the Company Loans, in each case, together with all amendments and modifications thereto and any reports or documents 30 delivered to an Acquired Company in its capacity as a lender or noteholder under any such agreement. “Company Loan Notes ” means the original executed promissory notes (or copies, to the extent that only copies of such promissory notes are in an Acquired Company’s possession or control) issued to the order of an Acquired Company, or copies of a “master” note if no such note was issued to an Acquired Company or an allonge endorsing a note in favor of an Acquired Company, evidencing indebtedness owing to an Acquired Company under a Company Loan. “Company Loans ” means the loans owned by the Acquired Companies as of the Closing Date. “Company-Owned Equity Interests ” means the Equity Interests identified on Section 4.10(a) of the Seller Disclosure Schedule as owned by the Acquired Companies. “Confidentiality Agreement ” means that certain Confidentiality Agreement, dated as of June 3, 2020, by and between Medley and Golub Capital LLC. “Consent ” means any consent of the Borrower, the administrative agent, the issuer, any co-investor or other Person required to sell, assign, transfer, convey or deliver the Membership Interests. “Contemplated Transactions ” means the transactions contemplated by this Agreement. “Contract ” means any contract, lease, sublease, license, permit, purchase and sale order, instrument, note and any other agreement, commitment or binding arrangement or understanding, whether written or oral. “DB Credit Facility ” means the credit facility provided to the Acquired Companies under the DB Loan Documents. “DB Loan Documents ” means, collectively, that certain Loan and Servicing Agreement, dated as of August 4, 2015, by and among MCC SPV, as Borrower, the Company, as Servicer and as Originator, each Lender from time to time party thereto, each Lender Agent from time to time party thereto, U.S. Bank National Association, as the Collateral Agent, Account Bank and Collateral Custodian, and Credit Suisse AG, Cayman Islands Branch, as the Administrative Agent, and each document, instrument or agreement entered into in connection with the foregoing, in each case, as amended, amended and restated, supplemented or otherwise modified from time to time. “Enforceability Exception ” has the meaning set forth in Section 3.2(a). “Equity Governing Documents ” means, with respect to a Company-Owned Equity Interest, the Organizational Document, option or warrant agreement, registration rights agreement, buy-sell arrangement and any other document that governs or otherwise affects the terms of any Company-Owned Equity Interest. 31

“Equity Interest ” means (a) any partnership interests, (b) any membership interests or units, (c) any units of capital stock, (d) any other interest or participation that confers on a Person the right to receive a unit of the profits and losses of, or distribution of assets of, the issuing entity, including any stock appreciation, phantom stock, profit participation or similar rights, (e) any subscriptions, calls, warrants, options, or commitments of any kind or character relating to, or entitling any Person or entity to purchase or otherwise acquire membership interests or units, capital stock, or any other equity securities, (f) any securities convertible into or exercisable or exchangeable for partnership interests, membership interests or units, capital stock, or any other equity securities, or (g) any other interest classified as an equity security of a Person. “Excepted Matters ” has the meaning set forth in Section 7.1. “Ex-Im Laws ” means all U.S. and non-U.S. Laws relating to export, reexport, transfer, and import controls, including, without limitation, the Export Administration Regulations, the customs and import Laws administered by U.S. Customs and Border Protection, the EU Dual Use Regulation (428/2009), all equivalent or similar legislation to the foregoing implemented by EU Member States, and the UK’s Export Control Order 2008. “Existing Portfolio Company ” means any portfolio company of the Acquired Companies listed on Sections 4.9(a) and 4.10(a) of the Seller Disclosure Schedule. “Financial Statements ” has the meaning set forth in Section 4.5(a). “GAAP ” means United States generally accepted accounting principles, consistently applied. “GALIC ” has the meaning set forth in the preamble to this Agreement. “GALIC Interests ” has the meaning set forth in the recitals to this Agreement. “Governmental Entity ” means any federal, state or local government, nation, state, province, territory, district or any court, administrative or regulatory agency or commission, arbitrator, mediator, tribunal or other governmental or quasi-governmental authority or agency, department, bureau, office, commission, organization, official or authority domestic or foreign. “Indebtedness ” means with respect to a Person, without duplication, all Liabilities, contingent or otherwise, in respect of: (a) borrowed money or issued in exchange or substitution for borrowed money (including any prepayment costs and penalties associated with prepayment of such Liabilities), (b) any indebtedness evidenced by any note, bond, debenture or other debt security, (c) all amounts due and payable under or obligations in respect of letters of credit, bankers’ acceptances, bank overdrafts, surety and performance bonds or similar facilities and financial guarantees issued for the account of such Person, (d) capitalized lease obligations, (e) the deferred purchase price of assets, services or securities (other than trade accounts payable incurred in the ordinary course of business), (f) interest rate protection agreements or any interest, currency or other hedging, swap, derivative or similar hedging agreements, (g) conditional sale or other title retention agreements, (h) interest, premium, penalties and other amounts owing in respect of the items listed in the foregoing clauses (a) through (g), and (i) guarantees and surety and other similar agreements of such Person of any of the foregoing of any 32 other Person, including guarantees in the form of an obligation to repurchase or reimburse, whether or not any of the foregoing would appear on a consolidated balance sheet prepared in accordance with GAAP, and any fees, penalties or accrued and/or unpaid interest on the foregoing. “Indemnified Party ” means the Person or Persons entitled to, or claiming a right to, indemnification under Article VII. “Indemnifying Party ” has the meaning given to it in Section 7.3(a). “Independent Accountant ” means an independent accounting firm of national reputation. “Interim Financial Statements ” has the meaning set forth in Section 4.5(a). “IRS ” means the United States Internal Revenue Service. “Knowledge of Medley ” or “ Medley’s Knowledge ” means the knowledge of Richard Allorto, Howard Liao, Nathan Bryce and Dean Crowe, after due inquiry and investigation, together with any knowledge (a) that such person could have been expected to discover or otherwise become aware of in the course of such due inquiry and investigation, and (b) that has been made available to any such person, including by way of a virtual data room, as of the Closing with respect to the Company Loans (other than the Syndicated Company Loans). For purposes of this definition, due inquiry and investigation of any individual listed in this definition shall not require inquiry of any Person that is not an Affiliate of Medley, Medley LLC or an officer, director, employee or representative of Medley, Medley LLC or an Affiliate of Medley or Medley LLC, does not extend beyond such individual’s areas of responsibility or such individual’s direct reports (both senior and junior) and does not require inquiry or investigation beyond the books and records of Medley, Medley LLC or any Affiliate of Medley LLC other than information made available by way of a virtual data room, as of the Business Day immediately prior to Closing. “Laws ” has the meaning set forth in the definition of Applicable Law. “Liability ” or “ Liabilities ” means a liability, Indebtedness, obligation, commitment, expense, claim or cause of action (of any kind or nature whatsoever, whether absolute, accrued, contingent or other, and whether known or unknown). “Liens” means liens, pledges, charges, mortgages, license, option, right of first refusal, claims and security interests and similar encumbrances. “Losses ” has the meaning set forth in Section 7.2(a). “Material Adverse Effect ” means any occurrence, change, event, state of facts, effect or development that, individually, or taken together with all other occurrences, changes, events, effects or developments, (a) has or would reasonably be likely to have a material adverse effect on the condition (financial or otherwise), results of operations, properties, assets (including, without limitation, the Company Loans and Company-Owned Equity Interests) or business of the Acquired Companies taken as a whole; provided, however, that, with respect to this subsection 33

(a), the determination of whether a “Material Adverse Effect” exists or has occurred shall not include effects to the extent attributable to (i) changes, after the date hereof, in GAAP or regulatory accounting requirements applicable generally to companies in the industry in which the Acquired Companies operate, (ii) changes, after the date hereof, in laws, rules or regulations of general applicability to companies in the industry in which the Acquired Companies operate, (iii) changes in global or national political conditions or general economic or market conditions generally affecting other companies in the industry in which the Acquired Companies operate, (iv) conditions arising out of acts of terrorism, war, weather conditions, pandemics or other similar events, or (v) the public disclosure of this Agreement or the Contemplated Transactions or any action required to be taken in accordance with this Agreement (other than covenants to operate in the ordinary course of business), except, with respect to clauses (i), (ii), (iii) and (iv), to the extent that the effects of such change are disproportionately adverse to the condition (financial or otherwise), results of operations, properties, assets (excluding, without limitation, the Syndicated Company Loans) or business of the Acquired Companies, taken as a whole, as compared to other companies in the industry in which the Acquired Companies operate, or (b) with respect to either Seller or Buyer, has or would reasonably be expected to prevent or materially delay the ability of either Seller or Buyer, as applicable, to timely consummate the Contemplated Transactions or otherwise perform their respective obligations under the Transaction Documents. “MCC Holdings ” has the meaning set forth in Section 4.1(d). “MCC SPV ” has the meaning set forth in Section 4.1(d). “Medley ” has the meaning set forth in the preamble to this Agreement. “Medley Interests ” has the meaning set forth in the recitals to this Agreement. “Membership Interest Assignment ” has the meaning in Section 2.2(a)(i). “NYSE ” means the New York Stock Exchange. “OFAC ” has the meaning set forth in the definition of Sanctioned Person. “Order ” means any final award, injunction, judgment, order, ruling, assessment, decree, writ, determination or verdict entered or issued by any court of Governmental Entity pertaining to any action, suit, proceeding, arbitration, mediation, audit or investigation. “Organizational Documents ” means, with respect to a Person other than a natural person, (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the certificate of formation and operating agreement of a limited liability company; (c) the partnership agreement and any statement of partnership of a general partnership; (d) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (e) any charter or similar document adopted or filed in connection with the creation, formation, or organization of any other Person; (f) any stockholder or similar agreement among holders of securities of an issuer; and (g) any amendment to any of the foregoing. “Payoff Letter ” has the meaning set forth in Section 2.2(a)(vii). 34

“Permit ” means any license, permit, variance, exemption, franchise, consent, approval, authorization, qualification, or Order of any Governmental Entity. “Person ” means an individual, corporation, partnership, limited liability company, association, trust, sole proprietorship, unincorporated organization, other entity, organization, group (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended), or any other business entity or any Governmental Entity, including a government or political subdivision or an agency or instrumentality thereof. “Post-Closing Tax Period ” means any taxable period beginning after the Closing Date or, with respect to Straddle Period, the portion of such Straddle Period beginning after the Closing Date. “Pre-Closing Tax Period ” means any taxable period ending at or prior to the Closing Date or, with respect to any Straddle Period, the portion of such Straddle Period ending at the Closing Date. “Pre-Closing Taxes ” means (a) any Taxes (or the non-payment thereof) of, or with respect to, an Acquired Company for any Pre-Closing Tax Period (determined for any Straddle Period in accordance with the principles set forth in Section 2.3(c)), including any Tax assessment resulting from application of the centralized partnership audit regime enacted by the Bipartisan Budget Act of 2015 and any partnership tax withholding obligations, and (b) all Taxes of any Person for a Pre-Closing Tax Period for which an Acquired Company is liable under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or federal Law), as a transferee or successor, under any Tax agreement or by contractual obligation (other than Contracts entered into in the ordinary course of business and not primarily related to Taxes). “Pro Rata Portion ” has the meaning set forth in Section 1.1(a). “Proceeding ” means any action, claim, arbitration, audit, hearing, investigation, litigation, suit or other proceeding (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any court or other Governmental Entity or referee, trustee, arbitrator or mediator. “Purchase Price ” has the meaning set forth in Section 1.1(b). “Purchase Price Certificate ” has the meaning set forth in Section 1.1(b). “Representative ” means, with respect to any Person, its Affiliates, directors, managers, officers, employees, attorneys, accountants, financing sources, financial advisors, agents, consultants or other representatives. “Response Period ” has the meaning set forth in Section 7.3(a). “Sanctioned Country ” means any country or region that is, or has been in the last five (5) years, the subject or target of a comprehensive embargo under Sanctions Laws (including Cuba, Iran, North Korea, Sudan, Syria, and the Crimea region of Ukraine). 35

“Sanctioned Person ” means any individual or entity that is the subject or target of sanctions or restrictions under Sanctions Laws or Ex-Im Laws, including: (a) any individual or entity listed on any applicable U.S. or non-U.S. sanctions- or export-related restricted party list, including, without limitation, the U.S. Department of the Treasury Office of Foreign Assets Control’s (“ OFAC ”) Specially Designated Nationals and Blocked Persons List; the EU Consolidated List and the UK’s Consolidated List of Persons Subject to Financial Sanctions; (b) any entity that is, in the aggregate, fifty percent (50%) or greater owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (a); (c) any individual or entity acting on behalf of or at the direction of any Persons described in clauses (a) or (b); or (d) any national of a Sanctioned Country. “Sanctions Laws ” means all U.S. and non-U.S. Laws relating to economic or trade sanctions, including, without limitation, the Laws administered or enforced by the United States (including by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, the United Kingdom and all other applicable EU Member States. “SEC ” means the United States Securities and Exchange Commission. “Securities Act ” means the Securities Act of 1933, as amended. “Seller ” has the meaning set forth in the preamble to this Agreement. “Seller Disclosure Schedule ” means that certain disclosure schedule delivered by the Sellers to Buyer prior to the execution of this Agreement, which schedule sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in Articles III and IV or as an exception to one or more representations or warranties contained in Articles III and IV, or to one or more of the Sellers’ covenants contained in this Agreement, to the extent the relevance of such disclosure to such section or subsection is reasonably apparent on its face. “Seller Indemnified Parties ” has the meaning set forth in Section 7.2(c). “Seller Prepared Tax Return ” has the meaning set forth in Section 2.3(b). “Solvent ” means, at any time with respect to any Person, on the applicable date of determination, such Person (a) is able to pay its debts as they mature and has (and has a reasonable basis to believe it will continue to have) sufficient capital (and not unreasonably small capital) to carry on its business consistent with its practices as of the Closing Date, and (b) the assets and properties of such Person at a fair valuation (and including as assets for this purpose at a fair valuation all rights of subrogation, contribution or indemnification arising pursuant to any guarantees given by such Person) are greater than the Indebtedness of such Person, and including subordinated and contingent liabilities computed at the amount which, such Person has a reasonable basis to believe, represents an amount which can reasonably be expected to become an actual or matured liability (and including as to contingent liabilities arising pursuant to any guarantee the face amount of such liability as reduced to reflect the probability of it becoming a matured liability). 36

“Straddle Period ” means any taxable period beginning before the Closing Date and ending after the Closing Date. “Subsidiary ” means, with respect to any Person, any corporation, company, limited liability company, partnership, association, or other business entity of which (a) if a corporation or a company, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or (b) if a limited liability company, partnership, association, or other business entity (other than a corporation or a company), a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation or a company) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be a, or control any, managing director or general partner of such business entity (other than a corporation or a company); provided, however, the term “Subsidiary” shall not include any portfolio company of the Acquired Companies, whether an Existing Portfolio Company or otherwise. “Syndicated Company Loans ” means the Company Loans that are set forth on Section 8.1 of the Seller Disclosure Schedule. “Tax ” or “Taxes ” means (a) all federal, state, local, and foreign income, excise, gross receipts, recording, gross income, ad valorem, profits, gains, property, stamp, capital, sales, transfer, use, payroll, employment, severance, withholding, social security (or similar including FICA), customs, duties, intangibles, franchise, backup withholding, escheat or unclaimed property, registration, value added, alternative or add-on minimum, estimated, and any other taxes, charges, levies or like assessments in the nature of or similar to taxes, together with all penalties and additions to tax and interest thereon, in each case whether disputed or not and (b) any liability for Taxes described in clause (a) above for the payment of any amounts as a result of being liable for another Person’s taxes as a transferee or successor, by contract or otherwise. “Tax Return ” means, with respect to a Person, a report, return, election, declaration, or other information or statement (including any amendments thereof and attachments thereto) supplied or required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes the Person or any of its Subsidiaries. “Threshold ” has the meaning set forth in Section 7.5(a). “Trade Control Law ” has the meaning set forth in Section 4.12(b). “Transaction Documents ” means this Agreement, the Membership Interest Assignment Agreements and any other document or certificate executed and delivered in connection with the foregoing. 37

“Transfer Taxes ” means, collectively, all federal, state, local foreign transfer, documentary, excise, sales, use, value added, registration, stamp, recording, property and similar Taxes or fees, including any penalties and interest. ARTICLE IX GENERAL PROVISIONS 9.1 Expenses. Except as provided in Section 2.3(f) with respect to Transfer Taxes, the Sellers shall bear their (and the Company’s) costs, fees and expenses, including attorney, investment banker, broker, accountant and other representative and consultant fees, incurred in connection with the execution and negotiation of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby; and Buyer shall bear its own costs, fees and expenses, including attorney, investment banker, broker, accountant and other representative and consultant fees, incurred in connection with the execution and negotiation of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby. 9.2 Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally to the recipient, (b) when sent by facsimile, electronic mail or other electronic transmission followed by personal delivery, delivery by certified mail or delivery by reputable overnight courier service, on the date sent by facsimile if sent during normal business hours and the next Business Day if sent after normal business hours, or (c) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to Buyer, the Company or the Sellers at the addresses indicated below or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party: (a) if to the Sellers, to: Medley Capital Corporation 375 Park Avenue, 33rd Floor New York, NY 10152 Attention: Richard Allorto e-mail: richard.allorto@mdly.com with a copy to: Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036 Attention: George Silfen; David S. Berg e-mail: gsilfen@kramerlevin.com ; dberg@kramerlevin.com 38

Great American Life Insurance Company 301 East Fourth Street, 27th Floor Cincinnati, Ohio 45202 Attention: Chester M. Eng and John S. Fronduti e-mail: ceng@amfin.com; jfronduti@afmin.com (b) if to Buyer or the Company, to: Golub Capital LLC 200 Park Avenue New York, NY 10166 Attention: Spyro Alexopoulos; Benjamin Guilford e-mail: salexopoulos@golubcapital.com; bguilford@golubcapital.com with a copy to: Proskauer Rose LLP Eleven Times Square New York, NY 10036 Attention: Justin Breen; William J. Tuttle e-mail: JBreen@proskauer.com; WTuttle@proskauer.com 9.3 Interpretation. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. References to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits and schedules thereto. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The Seller Disclosure Schedule, as well as all other schedules and all exhibits hereto, shall be deemed part of this Agreement and included in any reference to this Agreement. This Agreement shall not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any Applicable Law. When used, the singular number includes the plural number and vice versa. Reference to any agreement, document or instrument means such agreement, document or instrument as amended, modified, supplemented, restated or replaced and in effect from time to time in accordance with the terms thereof and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor. Reference to any law means such law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law means that provision of such law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provisions. “Hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular section or other provision hereof. The words “asset” and “property” 39 shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. 9.4 Counterparts; Delivery by Facsimile or PDF. This Agreement may be executed in one or more counterparts (including by means of telecopied signature pages or signature pages delivered by electronic transmission in portable document format (pdf)), all of which taken together shall constitute one and the same instrument. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or electronic transmission in portable document format (pdf), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic transmission in portable document format (pdf) to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic transmission in portable document format (pdf) as a defense to the formation of a contract and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity. 9.5 Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), together with the Confidentiality Agreement, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement, other than the Confidentiality Agreement. 9.6 Governing Law; Jurisdiction. (a) This Agreement and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement as an inducement to enter this Agreement) shall be governed and construed in accordance with the internal laws of the State of Delaware. (b) The parties hereto agree that any Proceeding brought by either party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Contemplated Transactions shall be brought in any federal or state court located in the County of New York, State of New York. Each of the parties hereto submits to the jurisdiction of any such court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the Contemplated Transactions and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such Proceeding in any such court or that any such Proceeding brought in any such court has been brought in an inconvenient forum. 40

9.7 Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement or the Contemplated Transactions. Each party certifies and acknowledges that (a) no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (b) each party understands and has considered the implications of this waiver, (c) each party makes this waiver voluntarily and (d) each party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 9.7. 9.8 Publicity. Neither the Sellers nor Buyer shall, and neither the Sellers nor Buyer shall permit any of their respective Subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the Contemplated Transactions or otherwise disclose the terms of the Contemplated Transaction, without the prior consent (which consent shall not be unreasonably withheld) of Buyer, in the case of a proposed announcement or statement by either Seller, or Medley, in the case of a proposed announcement or statement by Buyer; provided, however, that Medley may, without the prior consent of Buyer (but after prior consultation with Buyer and opportunity to reasonably comment) issue or cause the publication of any press release or other public announcement to the extent required by Applicable Law or by the rules and regulations of the NYSE. 9.9 Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by either of the parties (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any person other than the parties hereto any rights or remedies under this Agreement except, with respect to Article VII, the Indemnified Parties. Buyer and the Sellers hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including, without limitation, the right to rely upon such representations and warranties set forth herein. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. 9.10 Remedies. (a) Except as otherwise provided in this Agreement, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. 41

(b) The parties hereto agree that if any provision of this Agreement were not performed in accordance with the terms hereof or is otherwise breached, irreparable damage would occur, money damages would not provide an adequate remedy at law and damages would be difficult to determine. Accordingly, it is agreed that the party or parties not in breach shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any court specified in Section 9.6, in addition to any other remedy to which they are entitled at law or in equity. The parties hereto hereby waive, in any such action for specific performance, the defense of adequacy of a remedy at law, the posting of any bond or other security in connection therewith and the necessity of proving actual harm. 9.11 Amendments; Waivers. No modification, amendment or waiver of any provision of, or consent required by, this Agreement shall be effective unless it is in writing and signed by the parties hereto. Any modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which it is given. 9.12 Severability. In the event that any provision of this Agreement as applied to any party or to any circumstance shall be adjudged by a court to be void, unenforceable or inoperative as a matter of law, then the same shall in no way affect any other provision in this Agreement, the application of such provision in any other circumstance or with respect to any other party, or the validity of enforceability of this Agreement as a whole. 9.13 Schedules. The information disclosed in any numbered or lettered part of any Seller Disclosure Schedule shall be deemed to relate to and shall qualify the particular representation or warranty set forth in the corresponding numbered or lettered section or subsection and any other particular representation or warranty to the extent that (a) such information is cross-referenced in another part of the Seller Disclosure Schedules or (b) it is reasonably apparent on the face of the disclosure (without reference to any document referred to therein) that such information qualifies another representation and warranty of the applicable party in this Agreement. The inclusion of an item in a Seller Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by any party hereto that such item represents an exception or material fact, event or circumstance or that such item constitutes a Material Adverse Effect. Without limiting the foregoing, no reference to or disclosure of a possible breach or violation of any contract or applicable law shall be construed as an admission or indication that such breach or violation exists or has actually occurred. Any fact or item that is disclosed in any Schedule in a way as to make its relevance or applicability to information called for by any other Schedule reasonably apparent shall be deemed to be disclosed in such other Schedule, notwithstanding the omission of a reference or cross-reference thereto. 9.14 Representation by Counsel. Each of the parties hereto acknowledges that it has been represented by independent counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with consent and upon the advice of said independent counsel. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise, or rule of strict constriction applied, favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement. Accordingly, 42 any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against the party that drafted it is of no application and is hereby waived by the parties hereto. 43

IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be executed by their respective signatories thereunto duly authorized as of the date first above written. SELLERS : MEDLEY CAPITAL CORPORATION By: /s/ Richard T. Allorto, Jr. Name: Richard T. Allorto, Jr. Title: Authorized Person GREAT AMERICAN LIFE INSURANCE COMPANY By: /s/ Mark F. Muething Name: Mark F. Muething Title: President COMPANY : MCC SENIOR LOAN STRATEGY JV I LLC BY: MEDLEY CAPITAL CORPORATION, in its capacity as a Member of the Company By: /s/ Richard T. Allorto, Jr. Name: Richard T. Allorto, Jr. Title: Authorized Person BY: GREAT AMERICAN LIFE INSURANCE COMPANY, in its capacity as a Member of the Company By: /s/ Mark F. Muething Name: Mark F. Muething Title: President [Signature Page to Membership Interest Purchase Agreement]

BUYER : GEMS FUND 5, L.P. By: GC Advisors LLC, its Investment Manager By: /s/ Joshua M. Levinson Name: Joshua M. Levinson Title: Co-General Counsel and Chief Compliance Officer [Signature Page to Membership Interest Purchase Agreement]

APPENDIX A Membership Interests Name of Seller Membership Allocation of Pro Rata Interests Purchase Price Portion of Payable to Purchase Price Sellers Payable to Sellers MEDLEY CAPITAL 87.5% $41,018,500.13 86.14 % CORPORATION GREAT AMERICAN LIFE 12.5% $ 6,601,265.33 13.86% INSURANCE COMPANY Total: 100% $ 47,619,765.46 100%

Exhibit A Purchase Price Calculation [See Attached.]

Project Maltese

Projected Closing Waterfall

	Memo	Adj.	Final
Initial Gross Purchase Price			$155,400,000.00
Principal Payments			
Plus: Principal Fundings since Aug 13th through Oct. 2		$0.00	
Less: Principal Payoffs since Aug 13th through Oct. 2		(10,005,525.67)	
Less: Principal Payoffs since Oct. 2 through Oct. 5		(8,750.00)	
Plus: Net Principal Changes			(10,014,275.67)
Jul 1st - Sep 14th			
Interest Income Accrued	$2,382,493.71		
Interest Income Cash Received		(1,351,246.22)	
Cash Adj. for Receipts Outside of Period		684,688.41	
Interest Expense Accrued	(873,370.08)		
Cash Adj. for Interest Expense Paid for Jul 1st - Aug 31		729,001.48	
Net Interest Income	$1,509,123.63		
Purchase Price Adj.			62,443.67
Sep 15th - Oct 2nd			
Interest Income Accrued through Oct. 2	$560,533.96	560,533.96	
Interest Income Cash Received through Oct. 2		(1,620,729.22)	
Cash Adj. for Receipts Outside of Period through Oct. 2		17,162.70	
Interest Expense Accrued through Oct. 2	(182,129.95)	(182,129.95)	
Net Interest Income	$378,404.01		
Purchase Price Adj.			(1,225,162.51)
Oct 3rd - Closing Est. Net Investment Income Adjustment ($18,663 Per Day)			93,315.00
Working Capital			
Plus: Other Current Assets at Oct. 7		1,658.05	
Less: Other Current Liabilities Oct. 7		0.00	
Plus: Net Working Capital			1,658.05
Plus: Purchase Price Adjustment			1,000,000.00
Adjusted Gross Purchase Price			$145,317,978.54
Less: Deutsche Bank Payoff Amount (as of Oct. 7)			(111,319,482.48)
Deutsche Bank AG, New York Branch Fees		(376,605.93)	
Cadwalader, Wickersham & Taft LLP (Related to DB Line)		(15,000.00)	
US Bank Interest Calculation		(5,075.63)	
Less: Other Deutsche Bank Payoff Fees (as of Oct. 7)			(396,681.56)
Adj. Net Purchase Price			$33,601,814.50
Plus: Gross Cash Balance at Oct. 2			14,213,435.78
Plus: Other Operating Cash Changes from Oct. 2 through Oct. 5			(195,484.82)
Total Net Proceeds to Existing Shareholders			$47,619,765.46

Exhibit B Form of Purchase Price Certificate [See Attached.]

EXECUTION VERSION This Purchase Price Certificate is made and delivered Pursuant to that certain Membership Interest Purchase Agreement dated as of October 8, 2020 (the “Agreement”), by and among Medley Capital Corporation, a Delaware corporation (“Medley”), Great American Life Insurance Company, an Ohio corporation (“GALIC”) (Medley and GALIC, each, a “Seller” and collectively, the “Sellers”), MCC Senior Loan Strategy JV I LLC, a Delaware limited liability company (the “Company”), and GEMS Fund 5, L.P., a Delaware limited partnership (“Buyer”). Capitalized terms used but not otherwise defined in this Purchase Price Certificate will have the same meanings ascribed to such terms in the Agreement. The undersigned, Richard Allorto, does hereby certify to Buyer on behalf of Medley as follows: 1. He is the duly elected, qualified and acting Chief Financial Officer of Medley. 2. The calculation of the Purchase Price, attached to the Agreement as Exhibit A, is true and correct as of the Closing Date, in accordance with the terms of the Agreement. [SIGNATURE PAGE FO LLO WS] 9542/38263-022 CURRENT/119607163v3

IN WITNESS WHEREOF, the undersigned has executed this Purchase Price Certificate effective as of the Closing. MEDLEY CAPITAL CORPORATION By: Name: Richard Allorto Title: Chief Financial Officer

Exhibit C Form of Membership Interest Assignment [See Attached.]

EXECUTION VERSION MEMBERSHIP INTEREST ASSIGNMENT AGREEMENT THIS MEMBERSHIP INTEREST ASSIGNMENT AGREEMENT (this “Assignment”) dated as of October 8, 2020, is entered into by and between [●], a Delaware corporation (“Assignor”) and GEMS Fund 5, L.P., a Delaware limited partnership (“Assignee”). WHEREAS, Assignor desires to transfer and assign, and Assignee desires to accept, [●]% of the issued and outstanding limited liability company membership interests in MCC Senior Loan Strategy JV I LLC, a Delaware limited liability company (the “Company”), owned by Assignor (the “Membership Interests”); WHEREAS, after giving effect to such assignment, Assignor will own zero percent (0%) of the Membership Interests; and NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows: Section 1. Transfer and Assignment. Assignor hereby sells, transfers, assigns and conveys to Assignee, free and clear of all liens, claims, pledges and encumbrances of any nature whatsoever, all of Assignor’s right, title and interest in and to the Membership Interests, to have and to hold the same unto Assignee (including Assignor’s obligations under that certain Limited Liability Company Operating Agreement of the Company, dated as of March 27, 2015 (as amended, supplemented or otherwise modified from time to time, the “LLC Agreement”)). Section 2. Acceptance. Assignee hereby accepts the foregoing assignment of the Membership Interests from Assignor, agrees to be party to and bound by the terms and conditions of the LLC Agreement and assumes all of the duties, responsibilities and rights, and agrees to perform and discharge all of the obligations of Assignor in Assignee’s capacity as a member of the Company in respect of the Membership Interests conveyed. Assignor and Assignee agree that the Assignment will satisfy Section 3.1(b) of the LLC Agreement. Section 3. Substitution. Assignee is hereby admitted to the Company as a member, it being understood that Assignee is a substitute member of Assignor. Section 4. Further Assurances. Each party hereby agrees to do, execute, acknowledge and deliver, or to cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and other documents or instruments that may be reasonably requested by the other party or the Company in order to effect or confirm the assignment, acceptance and assumption provided for above. Section 5. Terms of the Purchase Agreement. Reference is hereby made to that certain Membership Interest Purchase Agreement dated of even date herewith by and among the Assignee, the Assignor and the other parties named therein (the “Purchase Agreement”). The terms of the Purchase Agreement, including, but not limited to, the representations, warranties, covenants and agreements relating to the Membership Interests are incorporated herein by reference. The parties hereto acknowledge and agree that the representations, warranties, covenants and agreements contained in the Purchase Agreement shall not be superseded hereby but shall remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern. Section 6. Miscellaneous. 9542/38263-022 CURRENT/119546483v3

(a) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed within such State. (b) Headings. Section headings used in this Agreement are for convenience of reference only and shall not be used in interpreting, construing or affecting the meaning or construction of this Agreement. (c) Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one and the same instrument. Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original. (d) Third Party Beneficiaries. The Company is an express third party beneficiary of this Agreement. (e) Binding Effect. The respective rights and obligations set forth in this Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. [Remainder of page intentionally left blank] [Signature Page to Membership Interest Assignment Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above. ASSIGNOR: [●] By: Name: Title: ASSIGNEE: GEMS FUND 5, L.P., a Delaware limited partnership By: Name: Title: [Signature Page to Membership Interest Assignment Agreement]

Acknowledged and consented to: [●] By: Name: Title: [Signature Page to Membership Interest Assignment Agreement]

Exhibit D Form of Resignation Letter [See Attached.]

EXECUTION VERSION LETTER OF RESIGNATION Medley Capital Corporation 375 Park Avenue, 33rd Floor New York, NY 10152 October 8, 2020 To Whom It May Concern: Reference is hereby made to that certain Membership Interest Purchase Agreement, dated as of October 8, 2020 (as amended, supplemented and/or otherwise modified from time to time, the “Purchase Agreement”), by and among Medley Capital Corporation, a Delaware corporation, Great American Life Insurance Company, an Ohio corporation, MCC Senior Loan Strategy JV I LLC, a Delaware limited liability company, and GEMS Fund 5, L.P., a Delaware limited partnership. Capitalized terms used, but not otherwise defined herein, shall have the meanings set forth in the Purchase Agreement. Effective as of the Closing, the undersigned hereby irrevocably resigns from any and all director, manager and officer positions that the undersigned holds with respect to the Acquired Companies, without need for acceptance or any further action by any of the Acquired Companies. [Signature Page Follows] 9542/38263-022 CURRENT/119544282v2

Sincerely, __________________________ Name: Title: ACKNOWLEDGED: MCC SENIOR LOAN STRATEGY JV I LLC BY: MEDLEY CAPITAL CORPORATION, in its capacity as a Member of the Company By: Name: Title: BY: GREAT AMERICAN LIFE INSURANCE COMPANY, in its capacity as a Member of the Company By: Name: Title: [Signature Page to Letter of Resignation]

Exhibit E Payoff Letter [See Attached.]

EXECUTION VERSION TERMINATION LETTER October 8, 2020 MCC JV SPV Funding I LLC c/o Medley Capital LLC 280 Park Avenue, 6th Floor New York, NY 10017 Attention: The General Counsel Re: Loan and Servicing Agreement, dated as of August 4, 2015 (as amended, modified, waived, supplemented or restated from time to time, the “Loan and Servicing Agreement”) by and among MCC JV SPV Funding I LLC, as the borrower (the “Borrower”), MCC Senior Loan Strategy JV I LLC, as the servicer (in such capacity, the “Servicer”), as the equityholder (in such capacity, the “Equityholder”) and the originator (in such capacity, the “Originator”), Deutsche Bank AG, New York Branch, as the facility agent (in such capacity, the “Facility Agent”), each of the Lenders from time to time party thereto (the “Lenders”), each of the Lender Agents from time to time party thereto (the “Lender Agents”) and U.S. Bank National Association, as the collateral agent (in such capacity, the “Collateral Agent”), as the account bank (in such capacity, the “Account Bank”) and as the collateral custodian (in such capacity, the “Collateral Custodian”). Ladies and Gentlemen: Reference is made to the Loan and Servicing Agreement described above. We have been requested to provide this letter setting forth the amount necessary, as of October 8, 2020 (the “Termination Date”), to pay all Obligations of the Borrower under the Loan and Servicing Agreement. Capitalized terms used but not otherwise defined herein shall have the respective meanings provided therefor in the Loan and Servicing Agreement. 1. In accordance with the foregoing, the parties hereto request that the Borrower hereby pay to the Collateral Agent the amounts set forth on Schedule I to be paid for distribution (a) to each Lender under the Loan and Servicing Agreement, an amount equal to the applicable amount set forth on Schedule I hereto in repayment of all outstanding principal, accrued and unpaid interest, fees and all other Obligations owed to the Lenders under the Loan and Servicing Agreement as of the Termination Date; (b) to counsel for the Lenders and other Secured Parties, an amount equal to the applicable amount set forth on Schedule I hereto in repayment of all outstanding fees owed to such counsel as of the Termination Date; and (c) to the Secured Parties, an amount equal to the applicable amount set forth on Schedule I hereto in repayment of all accrued and unpaid interest and fees owed to the Secured Parties as of the Termination Date (such amounts referenced in this Section 1 (and as more fully specified on Schedule I hereto) in the aggregate, the “Termination Amount”). The Collateral Agent shall disburse any amounts that are received pursuant to this Section 1 in accordance with the instructions set forth on Schedule II immediately and, in any event, no later than (x) on the same Business Day that such amounts are received if they are received at or prior to 11:00 a.m. (New York City time) on such Business USActive 55333093.5

Day and (y) on the Business Day following receipt of such amounts if they are received after 11:00 a.m. (New York City time). The parties hereto agree that the payment of the Termination Amount shall constitute payment in full of all Obligations, except for any Obligations of the Borrower with respect to indemnification and other similar provisions in the Transaction Documents which by their express terms survive the termination of such Transaction Documents. 2. Each of the Borrower, the Originator, the Equityholder, the Servicer, the Collateral Agent, the Account Bank, the Collateral Custodian and the Facility Agent for itself on behalf of the Lenders hereby waives all conditions set forth in the Loan and Servicing Agreement and the other Transaction Documents in connection with the voluntary prepayment and permanent reduction of the Maximum Commitment in whole and the termination of the Loan and Servicing Agreement. 3. Each Secured Party hereby acknowledges receipt of payment of all Obligations owing to it under the Transaction Documents as of the Termination Date. The parties hereto agree and acknowledge that upon receipt by the Collateral Agent of the amounts set forth in Section 1 above (and as more fully specified on Schedule I hereto), (i) all the security interests, liens and pledges in favor of the Collateral Agent or any other Secured Party securing the above- referenced Obligations and Collateral under the Transaction Documents are automatically released with no further action on the part of any person, (ii) all obligations of the Borrower, the Originator, the Equityholder and the Servicer in respect of the Transaction Documents are deemed to be paid off, satisfied and discharged in full, (iii) the Commitments are terminated, (iv) each Transaction Document is deemed terminated and of no further force and effect, except for indemnification and other provisions thereof which by their express terms survive the termination of such Transaction Document and (v) all obligations of the Borrower, the Originator, the Equityholder and the Servicer to the Secured Parties under and/or arising in connection with the Transaction Documents are deemed to be terminated, satisfied and discharged in full and of no further force and effect, except for indemnification and other provisions thereof, which by their express terms survive the termination of the Transaction Documents. 4. Upon the termination of all Commitments and payment in full of the Obligations (other than unmatured contingent indemnification obligations) as described herein, the Borrower hereby requests the release of, and the Collateral Agent, the Account Bank and the Collateral Custodian shall release, all Collateral (including any Required Loan Documents and Loan Files) and other documents to the Borrower (and/or its designee). The foregoing shall be at the sole cost and expense of the Borrower with no liability to the Collateral Agent, the Account Bank or the Collateral Custodian. 5. The Facility Agent, the Lenders and the Secured Parties hereby acknowledge that the recipient hereof will rely on this letter and the acknowledgments, certifications, confirmations and agreements of the Secured Parties contained herein. The Secured Parties hereto authorize the filing of termination statements on form UCC-3 (including the UCC-3s attached hereto as Exhibit III) or other security interest terminations with respect to the Transaction Documents and shall procure, deliver or execute and deliver all further instruments USActive 55333093.5 2 and documents, and take any other actions, which are reasonably required to evidence the consummation of the payoff contemplated hereby and the termination of all security interests, liens and pledges arising under or relating to the Transaction Documents, and the prompt delivery to the Borrower (or its designee) of all promissory notes, possessory collateral and other instruments in the possession of the Administrative Agent, the Collateral Agent, any Lender or any other Secured Party. 6. This letter may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same letter. Delivery of an executed counterpart of a signature page to this letter by e-mail in portable document format (.pdf) or facsimile shall be effective as delivery of a manually executed counterpart of this letter. 7. THE BORROWER AND EACH SECURED PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LETTER OR THE TRANSACTIONS CONTEMPLATED HEREBY. 8. This letter shall be governed by, and construed in accordance with, the laws of the State of New York. 9. The Facility Agent hereby authorizes and directs U.S. Bank National Association, in its capacity as Collateral Agent, Account Bank and as Collateral Custodian under the Loan and Servicing Agreement, to execute, deliver and perform this letter. Each of the other parties agrees that the Collateral Agent, the Account Bank and the Collateral Custodian will have no liability for entering into this letter or for any action or inaction of the Collateral Agent, the Account Bank and the Collateral Custodian, as applicable, taken pursuant to this letter (including any instruction given to the Collateral Agent, the Account Bank and the Collateral Custodian, as applicable) in accordance herewith, except to the extent that such action or inaction arises from the bad faith, gross negligence or willful misconduct of the Collateral Agent, the Account Bank and the Collateral Custodian, as applicable. Each of the other parties hereby waives and releases, to the fullest extent permitted by law, any liabilities, obligations, duties, promises or claims it may have on or prior to the Termination Date under any Transaction Document or this letter, at law or in equity, against the Collateral Agent, the Account Bank and the Collateral Custodian, as applicable, except, with respect to this letter, any claim arising from the bad faith, gross negligence or willful misconduct of the Collateral Agent, the Account Bank and the Collateral Custodian, as applicable, as described in the preceding sentence. The Collateral Agent, the Account Bank and the Collateral Custodian may conclusively rely on the directions and certifications set forth in this letter and any Transaction Document without further investigation. 10. The parties agree that this letter may be executed and delivered by electronic signatures and that the signatures appearing on this letter are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. USActive 55333093.5 3

[Signature pages to follow] USActive 55333093.5 4

The instructions set forth above are irrevocable instructions which can only be changed by an instruction signed by the parties hereto. Please sign below in the space provided to confirm receipt and acknowledgement of foregoing. Sincerely, DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent DEUTSCHE BANK AG, NEW YORK BRANCH, as Lender [Signature Page to Termination Letter]

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent, Account Bank and as Collateral Custodian By: ____________________________________ Name: Ralph J. Creasia, Jr. Title: Senior Vice President [Signature Page to Termination Letter]

ACKNOWLEDGED AND AGREED as of the date first set forth above: MCC JV SPV FUNDING I LLC, as Borrower By: ____________________________________ Name: Richard T. Allorto, Jr. Title: Authorized Person MCC SENIOR LOAN STRATEGY JV I LLC, as Equityholder By: ____________________________________ Name: Richard T. Allorto, Jr. Title: Authorized Person MCC SENIOR LOAN STRATEGY JV I LLC, as Servicer By: ____________________________________ Name: Richard T. Allorto, Jr. Title: Authorized Person MCC SENIOR LOAN STRATEGY JV I LLC, as Originator By: ____________________________________ Name: Richard T. Allorto, Jr. Title: Authorized Person [Signature Page to Termination Letter]

MEDLEY CAPITAL CORPORATION, as Retention Holder By: ____________________________________ Name: Richard T. Allorto, Jr. Title: Chief Financial Officer [Signature Page to Termination Letter]

SCHEDULE I (Amounts Determined as of the Termination Date) 1. Outstanding Principal: Recipient Amount Deutsche Bank AG, New York Branch, as Lender $111,319,482.48 Total $111,319,482.48 2. Accrued and Unpaid Interest and Fees: Recipient Amount Deutsche Bank AG, New York Branch $376,605.93 Cadwalader, Wickersham & Taft LLP $15,000.00 U.S. Bank National Association $5,075.63 3. Total Termination Amount: Amount $111,716,164.04 [Schedule I]

SCHEDULE III (See attached.) [Schedule III]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER

20153388054 filed on 08/05/2015

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☑ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:

Check one of these two boxes:
This Change affects ☐ Debtor or ☐ Secured Party of record

AND Check one of these three boxes to:
☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c
☐ ADD name: Complete item 7a or 7b, and item 7c
☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME

U.S. Bank National Association, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:

Debtor: MCC JV SPV Funding I LLC (Filed with the Delaware Secretrary of State (79201.107))

International Association of Commercial Administrators (IACA)
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
20153388443 filed on 08/05/2015

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☑ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes:
This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to:
☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c
☐ ADD name: Complete item 7a or 7b, and item 7c
☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
U.S. Bank National Association, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Debtor: MCC Senior Loan Strategy JV I LLC (Filed with the Delaware Secretary of State (79201.107))

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
20153388518 filed on 08/05/2015

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☑ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes:
This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to:
☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c
☐ ADD name: Complete item 7a or 7b, and item 7c
☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
U.S. Bank National Association, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Debtor: MCC Senior Loan Strategy JV I LLC (Filed with the Delaware Secretary of State (79201.107))

International Association of Commercial Administrators (IACA)
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)